As filed with the Securities and Exchange Commission on November 20, 2018

Securities Act File No. 333-[____]

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.     ☐

Post-Effective Amendment No.   ☐

AMERICAFIRST QUANTITATIVE FUNDS

(Exact Name of Registrant as Specified in Charter)

300 Harding Blvd., Suite 215

Roseville, CA  95678

(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, including Area Code: (916) 787-9940

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147

(Name and Address of Agent for Service)

Title of securities being registered: Shares of AmericaFirst Tactical Alpha Fund, a series of the Registrant.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing become effective on December 20, 2018, pursuant to Rule 488 under the Securities Act of 1933, as amended.

AMERICAFIRST QUANTITATIVE STRATEGIES FUND

A SERIES OF AMERICAFIRST QUANTITATIVE FUNDS

300 Harding Blvd., Suite 215

Roseville, CA  95678

December 20, 2018

Dear Shareholder:

We wish to provide you with some important information concerning your investment.  You are receiving this Information Statement because you own shares of the AmericaFirst Quantitative Strategies Fund, a series of the AmericaFirst Quantitative Funds.  The Board of Trustees (the "Board") of AmericaFirst Quantitative Funds (the "Trust"), after careful consideration, has approved the reorganization (the "Reorganization") of the AmericaFirst Quantitative Strategies Fund (the "Target Fund"), into the AmericaFirst Tactical Alpha Fund (the "Survivor Fund"), which is also a series of the Trust.  The Target Fund and the Survivor Fund are sometimes each referred to separately as a "Fund", and together as the "Funds".  The series surviving the Reorganization, the Survivor Fund, will also be referred to herein as the "Combined Fund".  The Reorganization does not require your approval, and you are not being asked to vote.  The attached Information Statement contains information about the Survivor Fund and provides details about the terms and conditions of the Reorganization.  You should review the Information Statement carefully and retain it for future reference.

The Target Fund and Survivor Fund have similar investment objectives and their principal investment strategies are similar.  While the Funds use somewhat different investment techniques and allocations at times, both Funds primarily seek capital appreciation by investing in a combination of equity and fixed income securities, as well as other asset types. The Survivor Fund seeks to achieve capital appreciation with a focus on producing positive returns regardless of the direction of the financial markets; while the Target Fund seeks to achieve long-term capital appreciation and to achieve positive returns through all market cycles.  Currently, the Funds are managed by the same portfolio manager.  We anticipate that the Reorganization will result in benefits to the shareholders of the Target Fund as discussed more fully in the Information Statement.  As a general matter, we believe that after the Reorganization, the Combined Fund will provide you with a similar investment objective with generally lower gross expenses, similar net expenses and portfolio management efficiencies.

After considering the performance of each Fund and the expenses associated with the investment structure of the Target Fund, the Funds' advisor recommended to the Board that the Target Fund be reorganized into the Survivor Fund. The Board has concluded that the Reorganization is in the best interests of each of the Funds and their respective shareholders.  In approving the Reorganization, the Board considered, among other things, the similarities between the Funds' investment objectives and strategies, the management fee for the Target Fund and the Combined Fund (as lowered), the differences in historical performance between the Target Fund and the Survivor Fund, and the terms and conditions of the Agreement and Plan of Reorganization (the "Plan of Reorganization").  The Board also considered that it is not anticipated that the Reorganization will have any tax consequences for shareholders.

The Plan of Reorganization provides that the Target Fund will transfer all of its assets and liabilities to the Survivor Fund.  In exchange for the transfer of these assets and liabilities, the Survivor Fund will simultaneously issue shares to the Target Fund in an amount equal in value to the net asset value of the Target Fund's shares as of the close of business on the business day preceding the foregoing transfers.  Class A shares of the Target Fund will receive Class A shares of the Survivor Fund; Class C shares of the Target Fund will receive Class U shares of the Survivor Fund; and Class I shares of the Target Fund will receive Class I shares of the Survivor Fund.  These transfers are expected to occur on or about December 27, 2018 (the "Closing Date").  Immediately after the Reorganization, the Target Fund will make a liquidating distribution to its shareholders of the Survivor Fund shares received, so that a holder of shares in the Target Fund at the Closing Date of the Reorganization will receive a number of shares of the Survivor Fund with the same aggregate value as the shareholder had in the Target Fund immediately before the Reorganization.

Following the Reorganization, the Target Fund will cease operations as a separate series of the Trust.  Shareholders of the Target Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION.

If you have questions, please contact the Fund toll-free at 1-877-217-8363.

Sincerely,

Rick Gonsalves, President

QUESTIONS AND ANSWERS

We recommend that you read the complete Information Statement.  The following Questions and Answers provide an overview of the key features of the reorganization (the "Reorganization") of the AmericaFirst Quantitative Strategies Fund (the "Target Fund"), into the AmericaFirst Tactical Alpha Fund (the "Survivor Fund" and, together with the Target Fund, the "Funds" and each, a "Fund") and of the information contained in this Information Statement.

Q.

What is this document and why did we send it to you?

A.

This is an Information Statement that provides you with information about a plan of reorganization between the Target Fund and the Survivor Fund. Both the Target Fund and the Survivor Fund are series of the AmericaFirst Quantitative Funds (the "Trust").  The Target Fund and the Survivor Fund are sometimes each referred to separately as a "Fund", and together as the "Funds."  The Funds pursue similar investment objectives and have similar investment strategies.  When the Reorganization is completed, your shares of the Target Fund will be exchanged for shares of the Survivor Fund, and the Target Fund will be terminated as a series of the Trust.  Class A shares of the Target Fund will receive Class A shares of the Survivor Fund; Class C shares of the Target Fund will receive Class U shares of the Survivor Fund; and Class I shares of the Target Fund will receive Class I shares of the Survivor Fund.  Please refer to the Information Statement for a detailed explanation of the Reorganization, and a more complete description of the Survivor Fund.

You are receiving this Information Statement because you own shares of the Target Fund as of December 12, 2018.  The Reorganization does not require approval by you or by shareholders of either the Target or Survivor Fund, and you are not being asked to vote.

Q.

Has the Board of Trustees approved the Reorganization?

A.

Yes, the Board of Trustees of the Trust (the "Board") has approved the Reorganization.  After careful consideration, the Board, including all of the Trustees who are not "interested persons" of the Funds (as defined in the Investment Company Act of 1940 (the "1940 Act")) (the "Independent Trustees"), determined that the Reorganization is in the best interests of the Target Fund's and Survivor Fund's shareholders and that neither Fund's existing shareholders' interests will be diluted as a result of the Reorganization.

Q.

Why is the Reorganization occurring?

A.

The Board has determined that Target Fund shareholders may benefit from an investment in the Combined Fund in the following ways:

i

(i)

Shareholders of the Target Fund will remain invested in an open-end fund that has greater net assets that is expected to result in future operating efficiencies (e.g., certain fixed costs, such as audit fees, compliance expenses, accounting fees and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund);

(ii)	The Survivor Fund management fee (as revised) and expense structure; and

(iii)

The historical performance of the Surviving Fund as compared to the Target Fund, and the potential of the Survivor Fund to gather additional assets while shareholders of the Combined Fund benefit from increased economies of scale.

Q.

How will the Reorganization affect me as a shareholder?

A.

Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Survivor Fund. With the Reorganization, all of the assets and the liabilities of the Target Fund will be combined with those of the Survivor Fund.  You will receive shares of the Survivor Fund equal to the value of the shares you own of the Target Fund. Class A shares of the Target Fund will receive Class A shares of the Survivor Fund; Class C shares of the Target Fund will receive Class U shares of the Survivor Fund; and Class I shares of the Target Fund will receive Class I shares of the Survivor Fund.  An account will be created for each shareholder that will be credited with shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Target Fund shares at the time of the Reorganization.

The number of shares a shareholder receives (and thus the number of shares allocated to a shareholder) will depend on the relative net asset values per share of each class of shares of the two Funds immediately prior to the Reorganization.  Thus, although the aggregate net asset value in a shareholder's account will be the same, a shareholder may receive a greater or lesser number of shares than it currently holds in the Target Fund.  No physical share certificates will be issued to shareholders.  As a result of the Reorganization, a Target Fund shareholder will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in the Target Fund prior to the Reorganization.

Q.

Why is no shareholder action necessary?

A.

Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under the Delaware Statutory Trust Act or under the Trust's declaration of Trust.  Under Rule 17a-8 of the 1940 Act, a vote of shareholders of the Target Fund is not required.

Q.

When will the Reorganization occur?

A.

The Reorganization is expected to take effect on or about December 27, 2018 (Closing Date), or as soon as possible thereafter.

Q.

Who will pay for the Reorganization?

A.

The costs of the Reorganization will be borne by the advisor to the Funds.

Q.

Will the Reorganization result in any federal tax liability to me?

A.

The Reorganization is not expected to result in a tax consequence to Target Fund shareholders.

Q.

Can I redeem my shares of the Target Fund before the Reorganization takes place?

A.

Yes.  You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Target Fund's prospectus.  If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of the December 27, 2018 Closing Date will be exchanged for shares of the Survivor Fund.

Q.

Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.

No.  Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization, and thus Target Fund shareholders will not pay any such fee indirectly.

Q.

Are there differences in front-end sales loads or contingent deferred sales charges?

A.

Yes.  The Target Fund Class A shares have a maximum sales load of 4%, while Class A shares of the Survivor Fund have a maximum sales load of 5%.  Both the Target Fund and Survivor Fund Class A shares have a maximum deferred sales charge of 1%.  The Target Fund Class C shares have a maximum sales load of 1%, while Class U shares of the Survivor Fund have a maximum sales load of 2.5%.  The Target Fund Class C shares have no deferred sales charge; while Class U shares of the Survivor Fund have maximum deferred sales charge of 1%.  Class I shares of both Funds have no loads or deferred sales charges.

Q.

Whom do I contact for further information?

A.

You can contact your financial adviser for further information.  You may also contact the Funds toll-free at 1-877-217-8363.  You may also visit the Funds' website at http://americafirstfunds.com.

Important additional information about the Reorganization is set forth in the accompanying Information Statement.  Please read it carefully.

INFORMATION STATEMENT FOR

AMERICAFIRST QUANTITATIVE STRATEGIES FUND,

A SERIES OF AMERICAFIRST QUANTITATIVE FUNDS

300 Harding Blvd., Suite 215

Roseville, CA  95678

PROSPECTUS FOR

AMERICAFIRST TACTICAL ALPHA FUND

A SERIES OF AMERICAFIRST QUANTITATIVE FUNDS

300 Harding Blvd., Suite 215

Roseville, CA  95678

DATED December 20, 2018

RELATING TO THE REORGANIZATION OF

AMERICAFIRST QUANTITATIVE STRATEGIES FUND

WITH AND INTO

AMERICAFIRST TACTICAL ALPHA FUND

EACH A SERIES OF AMERICAFIRST QUANTITATIVE FUNDS

This Information Statement is furnished to you as a shareholder of the AmericaFirst Quantitative Strategies Fund (the "Target Fund"), a series of AmericaFirst Quantitative Funds, a Delaware statutory trust (the "Trust").  As provided in the Agreement and Plan of Reorganization (the "Plan of Reorganization"), the Target Fund will be reorganized into the AmericaFirst Tactical Alpha Fund (the "Survivor Fund"), also a series of the Trust (the "Reorganization").  The Target Fund and the Survivor Fund are each referred to herein as a "Fund", and together, the "Funds."  The Fund surviving the Reorganization, the Survivor Fund, will be referred to herein as the "Combined Fund."  For purposes of this Information Statement, the terms "shareholder," "you" and "your" may refer to the shareholders of the Target Fund.

The Board of Trustees of the Trust (the "Board"), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of the Funds and their respective shareholders.  The Survivor Fund pursues an investment objective nearly identical to that of the Target Fund, and the investment strategies of the Funds are similar.  Please see "Summary—Investment Objectives and Principal Investment Strategies" below.

At the closing of the Reorganization, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund in exchange for shares of the Survivor Fund.  Class A shares of the Target Fund will receive Class A shares of the Survivor Fund; Class C shares of the Target Fund will receive Class U shares of the Survivor Fund; and Class I shares of the Target Fund will receive Class I shares of the

Survivor Fund.  Immediately after receiving the Survivor Fund shares, the Target Fund will distribute these shares to its shareholders in the liquidation of the Target Fund.  Target Fund shareholders will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares they held immediately prior to the Reorganization.  After distributing these shares, the Target Fund will be terminated as a series of the Trust.  As a result of the Reorganization, a shareholder of the Target Fund will have a smaller percentage of ownership in the Combined Fund than such shareholder's percentage of ownership in the Target Fund prior to the Reorganization.

This Information Statement sets forth concisely the information you should know about the Reorganization of the Target Fund and constitutes an offering of the shares of the Survivor Fund issued in the Reorganization.  Please read it carefully and retain it for future reference.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the "SEC"), and are incorporated herein by reference:

•

the Prospectus related to the Target Fund, dated November 1, 2018 (File Nos. 811-22669 and 333-179594), which has previously been sent to shareholders of the Target Fund;

•

the Statement of Additional Information related to the Target Fund and Survivor Fund, dated November 1, 2018 (File Nos. 811-22669 and 333-179594);

•

the Annual Report to shareholders of the Target Fund and the Survivor Fund for the fiscal year ended June 30, 2018 (File Nos. 811-22669 and 333-179594), which has previously been sent to shareholders of the Target Fund.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Funds' Prospectus, Statement of Additional Information, each as supplemented, and their annual and semi-annual reports, are available upon request and without charge by writing to the Funds at c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights,  OH 44147 or by calling toll-free at 1-877-217-8363. They are also available, free of charge, at the Funds' website at http://americafirstfunds.com.  Information about the Funds can also be reviewed and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102.  Call 1-202-551-8090 for information on the operation of the public reference room. This information is also accessible via the Edgar database on the SEC's internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

THIS INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT DECEMBER 20, 2018.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

TABLE OF CONTENTS

SUMMARY	5
The Reorganization	5
Investment Objectives and Principal Investment Strategies	7
Principal Investment Risks	9
Fees and Expenses	11
Portfolio Turnover	15
Federal Tax Consequences	15
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	15

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND	16

Investment Objectives and Principal Investment Strategies	17
Comparison of Investment Objectives and Principal Investment Strategies	17
Fundamental Investment Policies	19
Risks of the Funds	20
Performance History	22
Management of the Funds	26
Portfolio Manager	27
Other Service Providers	28
Purchase, Redemption and Pricing of Fund Shares	28
Frequent Purchases And Redemption of Fund Shares	31
Dividends, Distributions and Taxes	31

INFORMATION RELATING TO THE REORGANIZATION	33

Description of the Reorganization	33
Terms of the Reorganization	34
Reasons for the Reorganization	34
Federal Income Taxes	35
Expenses of the Reorganization	36
Continuation of Shareholder Accounts and Plans; Share Certificates	36
Legal Matters

OTHER INFORMATION	36

Capitalization	36
Shareholder Information	38
Shareholder Rights and Obligations	39
Shareholder Proposals	40

EXHIBIT A: AGREEMENT AND PLAN OF REORGANIZATION	A-1
EXHIBIT B: FINANCIAL HIGHLIGHTS	B-1

SUMMARY

The following is a summary of certain information contained elsewhere in this Information Statement and is qualified in its entirety by references to the more complete information contained herein.  Shareholders should read the entire Information Statement carefully.

The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC.  The Target Fund and Survivor Fund are organized as separate series of the Trust.  The investment objective of each Fund are as follows.  The Survivor Fund seeks to achieve capital appreciation with a focus on producing positive returns regardless of the direction of the financial markets; while the Target Fund seeks to achieve long-term capital appreciation and to achieve positive returns through all market cycles.

AmericaFirst Capital Management, LLC ("ACM" or "Advisor") is the investment advisor for the Funds and will serve as the investment advisor for the Combined Fund.  Rick Gonsalves is the portfolio manager for both the Target Fund and the Survivor Fund, and is expected to continue the day-to-day management of the Combined Fund following the Reorganization.

The Reorganization.

The Proposed Reorganization.  The Board, including the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) (the "Independent Trustees"), on behalf of each of the Target Fund and the Survivor Fund, has approved the Agreement and Plan of Reorganization (the "Plan of Reorganization").  The Plan of Reorganization provides for:

•

the transfer of substantially all of the assets and the liabilities of the Target Fund to the Survivor Fund in exchange for shares of the Survivor Fund;

•

the distribution of such shares to the Target Fund's shareholders; and

•

the termination of the Target Fund as a separate series of the Trust.

If the proposed Reorganization is completed, the Survivor Fund will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the Target Fund shares that the shareholders own immediately prior to the Reorganization.  Class A shares of the Target Fund will receive Class A shares of the Survivor Fund; Class C shares of the Target Fund will receive Class U shares of the Survivor Fund; and Class I shares of the Target Fund will receive Class I shares of the Survivor Fund.

Background and Reasons for the Proposed Reorganization.  The Reorganization has been proposed because the Advisor believes that it is in the best interests of each

Fund's shareholders if the Target Fund is merged with the Survivor Fund because (1) the Survivor Fund has a similar investment objective and similar investment strategies as the Target Fund; (2) the Survivor Fund has had better historical performance than the Target Fund; (3) the Survivor Fund has the same management fee (as adjusted) as the Target Fund; and (4) the prospects for growth, and for achieving economies of scale, of the combined Target Fund and Survivor Fund.

In approving the Plan of Reorganization, the Board, on behalf of the Target Fund, including the Independent Trustees, determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund shareholders will not be diluted as a result of the Reorganization, although they will bear the costs of the Reorganization.  Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization.  The Board approved the Reorganization at meetings held on September 18, 2018 and October 3, 2018.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•

After the Reorganization, shareholders will be invested in a Combined Fund with a similar investment objective and similar principal investment strategies;

•

The same portfolio manager that currently manages each Fund will manage the Combined Fund following the closing of the Reorganization;

•

The historical performance of the Target Fund and the Survivor Fund, and the fact that the Survivor Fund has outperformed the Target Fund for the one-year, three-year, and five-year periods ended June 30, 2018;

•

Each Fund has (or will have) a management fee of 1.00% of the Fund's average daily net assets;

•

The Combined Fund resulting from the completion of the Reorganization may achieve certain operating efficiencies in the future from its larger net asset size;

•

The Combined Fund, as a result of economies of scale, may have a future lower ratio of expenses to average net assets than that of the Target Fund prior to the Reorganization;

•

The Reorganization is not expected to result in any tax consequence to shareholders; and

•

The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

The Board, including all of the Independent Trustees, concluded, based upon the factors and determinations summarized above, that completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization, and the Advisor will bear Reorganization expenses.  The determinations on behalf of each Fund were made on the basis of each Board member's business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a vote of the shareholders of the Target Fund nor a vote of the shareholders of the Survivor Fund is required to approve the Reorganization under the Delaware Statutory Trust Act or under the Trust's declaration of trust.

In addition, under Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Target Fund is not required if as a result of the Reorganization: (i) there is no policy of the Target Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Survivor Fund; (ii) the Survivor Fund's advisory contract is not materially different from that of the Target Fund; (iii) the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Survivor Fund; and (iv) after the Reorganization, the Survivor Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan. The Reorganization meets all of these conditions, and, therefore, a vote of shareholders is not required under the 1940 Act.

Investment Objectives and Principal Investment Strategies

The Funds have similar investment objectives and similar investment strategies.  The Combined Fund's investment objective and principal investment strategies will be those of the Survivor Fund.  See "Comparison of the Target Fund and the Survivor Fund — Comparison of Investment Objectives and Principal Investment Strategies" below.

Each Fund's investment objective is similar.  The Survivor Fund seeks to achieve capital appreciation with a focus on producing positive returns regardless of the direction of the financial markets; while the Target Fund seeks to achieve long-term capital appreciation and to achieve positive returns through all market cycles.

The Target Fund is classified as a "Multi-Strategy" fund. By definition, multi-strategy funds engage in a variety of investment strategies. By using a multi-strategy approach, we seek to smooth out returns, reduce volatility, and mitigate asset-class and single-strategy risks.  The Target Fund seeks to achieve the Target Fund's investment objective by investing, under normal circumstances, in individual equity and fixed income securities.  The Fund will invest in equity securities regardless of market capitalization.  The Fund may invest in fixed income securities regardless of maturity or credit rating (including lower-rated securities commonly known as "junk bonds" or "high yield bonds").  The Fund incorporates aspects of several of the Advisor's proprietary investment models.  Specific portions of the Fund's portfolio may be allocated towards models constructed to achieve a variety of objectives including, but not limited to:

absolute return, income, total return and growth.  Investment selection is based upon rules-based criteria for each of the investment models selected.

The Fund's portfolio of securities may include common stocks of foreign and domestic companies, preferred securities, fixed income securities (i.e., bonds) of domestic or foreign issuers, closed-end management investment companies ("closed-end funds"), exchange-traded portfolios ("Exchange Traded Portfolios"), master limited partnerships ("MLPs"), and real estate investment trusts ("REITs").  For purposes of the strategy, Exchange Traded Portfolios include open-end funds and unit investment trusts ("UITs") registered under the 1940 Act (commonly referred to as "ETFs" including inverse and leveraged ETFs), commodity pools and investment funds that invest in physical commodities, in each case, that issue shares that are approved for listing and trading on a national securities exchange.  Inverse ETFs are designed to produce results opposite to market direction, which may serve to hedge portfolio investments.  Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500 Index.  Leveraged ETFs seek to use financial derivatives and debt to amplify the returns of an underlying index.  The Advisor does not rebalance inverse ETFs positions daily to adjust for daily changes in the reference index.  Open-end funds, closed-end funds and exchange traded portfolios are collectively referred to as "acquired funds."  It is possible that the Fund may not include all of these types of securities and may only include one of these types of securities in the portfolio at any given time.  The Fund will rebalance a significant portion of its holdings, based on the rules-based models, on a quarterly or more frequent basis.  The Fund may hold significantly higher than normal short-term cash positions during rebalancing or when conditions warrant.  The Fund may employ seasonal and/or market timing trading strategies based upon the Advisor's rules-based models.

The Survivor Fund seeks to achieve its investment objective through long positions in global equity, credit, commodity and interest rate markets.  The Fund will invest in securities regardless of market capitalization and regardless of industry sector.  With regard to fixed income securities, the Fund may invest in fixed income securities regardless of maturity or credit rating.  The Fund's portfolio of securities may include common stocks of foreign and domestic companies, preferred securities, fixed income securities (i.e., bonds) of domestic or foreign issuers, closed-end management investment companies ("closed-end funds"), exchange-traded portfolios ("Exchange Traded Portfolios"), master limited partnerships ("MLPs"), and real estate investment trusts ("REITs").  For purposes of the strategy, Exchange Traded Portfolios include exchange traded funds ("ETFs"), commodity pools and investment funds that invest in physical commodities, in each case, that issue shares that are approved for listing and trading on a national securities exchange.  It is possible that the Fund may not include all of these types of securities and may only include one of these types of securities in the portfolio at any given time.  The Fund may also invest in ETFs with inverse market exposure and leveraged ETFs.  Inverse ETFs are designed to hedge portfolio investments by producing results opposite to market direction.  Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500

Index.  The Advisor does not rebalance inverse ETFs positions daily to adjust for daily changes in the reference index. Leveraged ETFs seek to use financial derivatives and debt to amplify the returns of an underlying index.  When applicable, the Fund may rebalance a significant portion of its holdings based on the Advisor's rules-based models, on a quarterly or more frequent basis.

Both the Target Fund and the Survivor Fund are diversified.  For information on risks, see "Comparison of the Target Fund and Survivor Fund — Risks of the Funds", below.  The fundamental investment policies applicable to each Fund are identical.

Principal Investment Risks

Because of their similar investment strategies, the primary risks associated with an investment in the Survivor Fund are nearly identical to those associated with an investment in the Target Fund.  The Survivor Fund describes aspects of fixed income investing in more detail than the Target Fund by providing a separate Interest Rate Risk disclosure as noted below.

Except as otherwise noted, the following risks apply to each of the Fund's direct and indirect investments.

Commodity Related Risk.  The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities due to changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.

ETF Risk.  When the Fund invests in another investment company, including an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company.  Therefore, the Fund will incur higher expenses, many of which may be duplicative.  In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds).  The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.  Additionally, investments in ETFs are also subject to the following risks:  (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted for a number of reasons.

Fixed Income Risk.  When the Fund invests in fixed income securities, or acquired funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Foreign and Currency Exposure Risk.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

High-Yield Risk.  High-yield, high-risk securities, commonly called "junk bonds," are considered speculative.  While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income than higher-quality securities.

Interest Rate Risk. (Survivor Fund Only)  Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates.  Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.  Recently, interest rates have been historically low.  Current conditions may result in a rise in interest rates.  As a result, for the present, interest rate risk may be heightened.

Inverse ETF Risk.  Inverse or "short" ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies.  Inverse ETFs contain all of the risks that regular ETFs present.  Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs.  Unexpected results include an Inverse ETF failing to rise in price despite a drop in the reference index.  Inverse ETFs may also be leveraged.  Inverse ETFs contain all of the risks that regular ETFs present.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund's gains and losses.  Most leveraged ETFs "reset" daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Liquidity Risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk.  The portfolio manager's judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, acquired funds or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager's judgment will produce the desired results.

MLP Risk.  Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks and risks related to the general partner's limited call right.  MLPs are generally considered interest-rate sensitive investments.  During periods of interest rate volatility, these investments may not provide attractive returns.  Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.

Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Real Estate Risk.  Because of its investment in REITs, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.

Small and Medium (Mid) Capitalization Stock Risk.  The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Stock Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Stock Value Risk.  Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth.

Tracking Risk.  Investment in the Fund should be made with the understanding that the acquired funds, such as ETFs, in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

Turnover Risk.  Because the Fund will rebalance its holdings on an at least quarterly basis, the Fund may have portfolio turnover rates significantly in excess of 100%.  Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance and may produce increased taxable distributions.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Fund.  Shareholders may pay shareholder fees directly when they buy or sell shares.  Shareholders pay annual fund operating expenses indirectly because they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund.  The pro forma columns show expenses of the Combined Fund as if the Reorganization had occurred on the last day of the Fund's fiscal year ended June 30, 2018.  The management fee for the Target Fund is currently 1.00% of the Fund's average daily net assets, which is the same as that of the Survivor Fund (commencing on the closing of the Reorganization) as a result of the Advisor's agreement to reduce its management fee for the Survivor Fund from 1.25% to 1.00% as of the commencing on the closing of the Reorganization.  Each Fund's share classes have the same Distribution and/or Service (12b-1) Fees. The Other Expenses for the Target Fund are higher than those of the Survivor Fund, based on projected combined assets. The Acquired Fund Fees and Expenses for the Survivor Fund are slightly higher than those for the Target Fund. Overall, the total gross operating expense ratios for each of the share classes of the Target Fund are higher than those of the corresponding share classes of the Survivor Fund, based on projected combined assets.

The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during each Fund's fiscal year ended June 30, 2018. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees (fees paid directly from your investment):

	Target Fund Class A shares	Survivor Fund Class A shares	Pro Forma Combined Fund Class A shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)[1]	4.00%	5.00%	5.00%
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	1.00%	1.00%	1.00%
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Target Fund Class A shares	Survivor Fund Class A shares	Pro Forma Combined Fund Class A shares
Management Fees	1.00%	1.25%	1.00%*
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other expenses	1.33%	1.70%	0.93%
Acquired Fund Fees and Expenses(1)	0.02%	0.06%	0.06%
Total Annual Fund Operating Expenses	2.60%	3.26%	2.24%
Fee Waiver(2)	(0.00)%	(0.61)%	(0.00)%
Total Annual Fund Operating Expenses After Fee Waiver	2.60%	2.65%	2.24%

Shareholder Fees (fees paid directly from your investment):

	Target Fund Class C shares	Survivor Fund Class U shares	Pro Forma Combined Fund Class U shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)[1]	1.00%	2.50%	2.50%
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	0.00%	1.00%	1.00%
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Target Fund Class C shares	Survivor Fund Class U shares	Pro Forma Combined Fund Class U shares
Management Fees	1.00%	1.25%	1.00%*
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other expenses	1.33%	1.71%	0.93%
Acquired Fund Fees and Expenses(1)	0.02%	0.06%	0.06%
Total Annual Fund Operating Expenses	3.35%	4.02%	2.99%
Fee Waiver(2)	(0.21)%	(0.86)%	(0.00)%
Total Annual Fund Operating Expenses After Fee Waiver	3.14%	3.16%	2.99%

Shareholder Fees (fees paid directly from your investment):

	Target Fund Class I shares	Survivor Fund Class I shares	Pro Forma Combined Fund Class I shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)[1]	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	0.00%	0.00%	0.00%
Redemption Fee (as a % of amount redeemed, if sold within 90 days)	1.00%	1.00%	1.00%
Wire Transfer Fee	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Target Fund Class I shares	Survivor Fund Class I shares	Pro Forma Combined Fund Class I shares
Management Fees	1.00%	1.25%*	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other expenses	1.29%	1.62%	0.93%
Acquired Fund Fees and Expenses(1)	0.02%	0.06%	0.06%
Total Annual Fund Operating Expenses	2.31%	2.93%	1.99%
Fee Waiver(2)	(0.65)%	(1.21)%	(0.34)%
Total Annual Fund Operating Expenses After Fee Waiver	1.66%	1.72%	1.65%

*  The Advisor has agreed to reduce its contractual management fee for the Survivor Fund to 1.00% from 1.25% of average daily net assets, effective upon the closing of the Reorganization, pursuant to an amendment to the Management Agreement with the Trust, on behalf of the Funds. Expense information in the table has been restated to reflect current fees.

1. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's consolidated financial highlights because the consolidated financial statements include only the direct operating expenses incurred by the Fund.

2. The Advisor and the Trust have entered into an expense limitation agreement whereby the Advisor has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses (exclusive of any front-end or contingent deferred loads, legal fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) in order to limit annual fund operation expenses to 2.45%, 2.95% and 1.50% for Class A, Class U and Class I, respectively.  These expense limitations will remain in effect until at least October 31, 2019.  This agreement may be terminated by the Fund's Board of Trustees on 60 days' written notice to the Advisor.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits and any expense limits in place at the time of the recoupment..

EXAMPLES

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example further assumes that the expense limitation described in the footnotes to the fee table is in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A	1 year	3 years	5 years	10 years
Target Fund	$653	$1,176	$1,725	$3,217
Survivor Fund	$755	$1,400	$2,067	$3,841
Pro Forma — Combined Fund	$716	$1,165	$1,640	$2,946

Class C/U	1 year	3 years	5 years	10 years
Target Fund (C)	$414	$1,101	$1,810	$3,690
Survivor Fund (U)	$561	$1,367	$2,189	$4,316
Pro Forma — Combined Fund	$544	$1,151	$1,783	$3,476

Class I	1 year	3 years	5 years	10 years
Target Fund	$169	$659	$1,176	$2,596
Survivor Fund	$175	$793	$1,436	$3,166
Pro Forma — Combined Fund	$168	$592	$1,041	$2,289

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 852.98% of the average value of its portfolio, and the Survivor Fund's portfolio turnover rate was 794.40% of the average value of its portfolio.

Federal Tax Consequences

It is expected that the Reorganization itself will be a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

The policies of the Target Fund and the Survivor Fund regarding the purchase, redemption, exchange, transfer and valuation of shares are identical.  Please see "Comparison of the Target Fund and Survivor Fund—Distribution and Shareholder

Servicing Arrangements" and "Purchase, Redemption and Valuation of Shares" below for information regarding the purchase, redemption and valuation of shares.

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND

Investment Objectives and Principal Investment Strategies

Target Fund.  The Fund is classified as a "Multi-Strategy" fund. By definition, multi-strategy funds engage in a variety of investment strategies. By using a multi-strategy approach, we seek to smooth out returns, reduce volatility, and mitigate asset-class and single-strategy risks.

The Fund intends to achieve its investment objective by investing, under normal circumstances, in individual equity and fixed income securities.  The Fund will invest in equity securities regardless of market capitalization.  The Fund may invest in fixed income securities regardless of maturity or credit rating (including lower-rated securities commonly known as "junk bonds" or "high yield bonds").  The Fund incorporates aspects of several of the Advisor's proprietary investment models.  Specific portions of the Fund's portfolio may be allocated towards models constructed to achieve a variety of objectives including, but not limited to:  absolute return, income, total return and growth.  Investment selection is based upon rules-based criteria for each of the investment models selected.

The Fund's portfolio of securities may include common stocks of foreign and domestic companies, preferred securities, fixed income securities (i.e., bonds) of domestic or foreign issuers, closed-end management investment companies ("closed-end funds"), exchange-traded portfolios ("Exchange Traded Portfolios"), master limited partnerships ("MLPs"), and real estate investment trusts ("REITs").  For purposes of the strategy, we define Exchange Traded Portfolios to include open-end funds and unit investment trusts ("UITs") registered under the 1940 Act (commonly referred to as "ETFs" including inverse and leveraged ETFs), commodity pools and investment funds that invest in physical commodities, in each case, that issue shares that are approved for listing and trading on a national securities exchange.  Inverse ETFs are designed to produce results opposite to market direction, which may serve to hedge portfolio investments.  Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500 Index.  Leveraged ETFs seek to use financial derivatives and debt to amplify the returns of an underlying index.  The Advisor does not rebalance inverse ETFs positions daily to adjust for daily changes in the reference index.  Open-end funds, closed-end funds and exchange traded portfolios are collectively referred to as "acquired funds."  It is possible that the Fund may not include all of these types of securities and may only include one of these types of securities in the portfolio at any given time.

The Fund will rebalance a significant portion of its holdings, based on the rules-based models, on a quarterly or more frequent basis.  The Fund may hold significantly higher than normal short-term cash positions during rebalancing or when conditions warrant.  The Fund may employ seasonal and/or market timing trading strategies based upon the Advisor's rules-based models.

Survivor Fund.  The Fund seeks to achieve its investment objective through long positions in global equity, credit, commodity and interest rate markets.  The Fund will invest in securities regardless of market capitalization and regardless of industry sector.  With regard to fixed income securities, the Fund may invest in fixed income securities regardless of maturity or credit rating.

The Fund's portfolio of securities may include common stocks of foreign and domestic companies, preferred securities, fixed income securities (i.e., bonds) of domestic or foreign issuers, closed-end management investment companies ("closed-end funds"), exchange-traded portfolios ("Exchange Traded Portfolios"), master limited partnerships ("MLPs"), and real estate investment trusts ("REITs").  For purposes of the strategy, we define Exchange Traded Portfolios to include exchange traded funds ("ETFs"), commodity pools and investment funds that invest in physical commodities, in each case, that issue shares that are approved for listing and trading on a national securities exchange.  It is possible that the Fund may not include all of these types of securities and may only include one of these types of securities in the portfolio at any given time.

The Fund may also invest in ETFs with inverse market exposure and leveraged ETFs.  Inverse ETFs are designed to hedge portfolio investments by producing results opposite to market direction.  Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500 Index.  The Advisor does not rebalance inverse ETFs positions daily to adjust for daily changes in the reference index. Leveraged ETFs seek to use financial derivatives and debt to amplify the returns of an underlying index.

When applicable, the Fund may rebalance a significant portion of its holdings based on the Advisor's rules-based models, on a quarterly or more frequent basis.

Combined Fund.  The Combined Fund's investment objective and principal investment strategies will be those of the Survivor Fund.

Comparison of Investment Objectives and Principal Investment Strategies

The Target Fund and Survivor Fund have similar investment objectives and their principal investment strategies are similar.  While the Funds use somewhat different investment techniques and allocations at times, both Funds primarily seek capital appreciation by investing in a combination of equity and fixed income securities, as well as other asset types. The Survivor Fund seeks to achieve capital appreciation with a focus on producing positive returns regardless of the direction of the financial markets; while the Target Fund seeks to achieve long-term capital appreciation and to achieve positive returns through all market cycles.  The investment objective for the Target Fund is stated differently because it seeks capital appreciation over longer-term time horizons, compared to the Survivor Fund.

The table below compares the investment objectives and principal investment strategies of the two Funds:

Target Fund	Survivor Fund

Investment Objective	Investment Objective

The Fund seeks to achieve long-term capital appreciation and to achieve positive returns through all market cycles.	The Fund seeks to achieve capital appreciation with a focus on producing positive returns regardless of the direction of the financial markets.

Principal Investment Strategies	Principal Investment Strategies

The Fund is classified as a "Multi-Strategy" fund. By definition, multi-strategy funds engage in a variety of investment strategies. By using a multi-strategy approach, we seek to smooth out returns, reduce volatility, and mitigate asset-class and single-strategy risks.

The Fund does not employ a comparable strategy.

The Fund intends to achieve its investment objective by investing, under normal circumstances, in individual equity and fixed income securities.  The Fund will invest in equity securities regardless of market capitalization.  The Fund may invest in fixed income securities regardless of maturity or credit rating (including lower-rated securities commonly known as "junk bonds" or "high yield bonds").  The Fund incorporates aspects of several of the Advisor's proprietary investment models.  Specific portions of the Fund's portfolio may be allocated towards models constructed to achieve a variety of objectives including, but not limited to:  absolute return, income, total return and growth.  Investment selection is based upon rules-based criteria for each of the investment models selected.

The Fund's portfolio of securities may include common stocks of foreign and domestic companies, preferred securities, fixed income securities (i.e., bonds) of domestic or foreign issuers, closed-end management investment companies ("closed-end funds"), exchange-traded portfolios ("Exchange Traded Portfolios"), master limited partnerships ("MLPs"), and real estate investment trusts ("REITs").  For purposes of the strategy, we define Exchange Traded Portfolios to include exchange traded funds ("ETFs"), commodity pools and investment funds that invest in physical commodities, in each case, that issue shares that are approved for listing and trading on a national securities exchange.  It is possible that the Fund may not include all of these types of securities and may only include one of these types of securities in the portfolio at any given time.  The Fund may also invest in ETFs with inverse market exposure and leveraged ETFs.  Inverse ETFs are designed to hedge portfolio investments by producing results opposite to market direction.  Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500 Index.  The Advisor does not rebalance inverse ETFs positions daily to adjust for daily changes in the reference index. Leveraged ETFs seek to use financial derivatives and debt to amplify the returns of an underlying index.

The Fund will rebalance a significant portion of its holdings, based on the rules-based models, on a quarterly or more frequent basis.  The Fund may hold significantly higher than normal short-term cash positions during rebalancing or when conditions warrant.  The Fund may employ seasonal and/or market timing trading strategies based upon the Advisor's rules-based models.

When applicable, the Fund may rebalance a significant portion of its holdings based on the Advisor's rules-based models, on a quarterly or more frequent basis.

Fundamental Investment Policies

Each Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

As a matter of fundamental policy, the Funds may not:

(a) borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c) engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(d) purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Funds reserve freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(e) purchase physical commodities or forward contracts relating to physical commodities;

(f) make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans;

(g) invest 25% or more of its total assets in a particular industry or group of related industries other than other investment companies. The 25% limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

The Combined Fund will have the same fundamental investment policies as the Target and Survivor Funds.

Risks of the Funds

Except as otherwise noted, the following risks apply to each of the Fund's direct and indirect investments.

Commodity Related Risk.  The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities due to changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund.

ETF Risk.  When the Fund invests in another investment company, including an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company.  Therefore, the Fund will incur higher expenses, many of which may be duplicative.  In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds).  The Fund has no control over the investments and related risks taken by the underlying funds in which it invests.  Additionally, investments in ETFs are also subject to the following risks:  (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted for a number of reasons.

Fixed Income Risk.  When the Fund invests in fixed income securities, or acquired funds that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Foreign and Currency Exposure Risk.  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.

High-Yield Risk.  High-yield, high-risk securities, commonly called "junk bonds," are considered speculative.  While generally providing greater income than investments in higher-quality securities, these lower-quality securities will involve greater risk of principal and income that higher-quality securities.

Interest Rate Risk. (Survivor Fund Only)  Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates.  Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.  Recently, interest rates have been historically low.  Current conditions may result in a rise in interest rates.  As a result, for the present, interest rate risk may be heightened.

Inverse ETF Risk.  Inverse or "short" ETFs seek to deliver returns that are opposite of the return of a benchmark (e.g., if the benchmark goes up by 1%, the ETF will go down by 1%), typically using a combination of derivative strategies.  Inverse ETFs contain all of the risks that regular ETFs present.  Because inverse ETFs typically seek to obtain their objective on a daily basis, holding inverse ETFs for longer than a day may produce unexpected results particularly when the benchmark index experiences large ups and downs.  Unexpected results include an Inverse ETF failing to rise in price despite a drop in the reference index.  Inverse ETFs may also be leveraged.  Inverse ETFs contain all of the risks that regular ETFs present.

Leveraged ETF Risk. Investing in leveraged ETFs will amplify the Fund's gains and losses.  Most leveraged ETFs "reset" daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Liquidity Risk.  Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk.  The portfolio manager's judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, acquired funds or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager's judgment will produce the desired results.

MLP Risk.  Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks and risks related to the general partner's limited call right.  MLPs are generally considered interest-rate sensitive investments.  During periods of interest rate volatility, these investments may not provide attractive returns.  Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.

Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Real Estate Risk.  Because of its investment in REITs, the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.

Small and Medium (Mid) Capitalization Stock Risk.  The earnings and prospects of small and mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Stock Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Stock Value Risk.  Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth.

Tracking Risk.  Investment in the Fund should be made with the understanding that the acquired funds, such as ETFs, in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.

Turnover Risk.  Because the Fund will rebalance its holdings on an at least quarterly basis, the Fund may have portfolio turnover rates significantly in excess of 100%.  Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance and may produce increased taxable distributions.

Performance History

The accompanying bar chart and table provide some indication of the risks of investing in the Funds. They show changes in each Fund's performance for each year since inception and each Fund's average annual returns for the last one year and since inception compared to those of a broad-based securities market index.

The bar charts show performance of each Fund's Class A shares for each full calendar year since the inception.  The performance tables compare the performance of each Fund's Class A shares and other class shares over time to the performance of a broad-based market index.  You should be aware that each Fund's past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  To obtain performance information up to the most recent month end, call toll free 1-877-217-8363.

Target Fund

The Fund was reorganized on January 4, 2013 from the AmericaFirst Quantitative Strategies Fund ("the Predecessor Fund"), a series of the Mutual Fund Series Trust, into a series of AmericaFirst Quantitative Funds, a Delaware statutory trust.  The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes the performance of the Predecessor Fund.

Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	June-09	32.01%
Worst Quarter:	Sept-08	(35.91)%

The year-to-date return as of the most recent calendar quarter which ended September 30, 2018 was 2.04%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2017)

Class A Shares	One Year	Five Years	Ten Years	Since Inception(1)
Return before taxes	13.75%	5.15%	2.05%	2.05%
Return after taxes on distributions	13.75%	3.05%	-0.18%	-0.18%
Return after taxes on distributions and sale of Fund shares	7.78%	2.98%	0.53%	0.53%
Class C Shares
Return before taxes	17.61%	5.24%	1.72%	0.89%
Class I Shares
Return before taxes	18.11%	N/A	N/A	2.76%
Lipper Flexible Portfolio Funds Index(2) (reflects no deduction for taxes)	15.47%	7.77%	5.21%	5.13%
S&P 500 Total Return Index(3) (reflects no deduction for fees, expenses, or taxes)	21.88%	15.80%	8.49%	7.92%

(1)

The inception date of the Fund's Class A and C Shares is September 28, 2007.  The inception date of the Fund's Class I Shares is December 31, 2014.

(2)

The Lipper Flexible Portfolio Funds Index is an equal-dollar-weighted index of the largest mutual funds within Lipper's Flexible Portfolio Funds classification, which is defined as those funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.  Inception date used is September 28, 2007.

(3)

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Inception date used is September 28, 2007.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for only one Class and after-tax returns for other Classes will vary.

Survivor Fund

The Fund was reorganized on January 4, 2013 from the AmericaFirst Absolute Return Fund ("the Predecessor Fund"), a series of the Mutual Fund Series Trust, into a series of AmericaFirst Quantitative Funds, a Delaware statutory trust.  The Fund is a continuation of the Predecessor Fund and, therefore, the performance information includes the performance of the Predecessor Fund.

Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	Dec-13	13.03%
Worst Quarter:	Sept-11	(13.89)%

The year-to-date return as of the most recent calendar quarter which ended September 30, 2018 was 7.01%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2017)

Class A Shares	One Year	Five Year	Since Inception(1)
Return before taxes	0.08%	6.30%	3.46%
Return after taxes on distributions	0.08%	6.27%	3.17%
Return after taxes on distributions and sale of Fund shares	0.04%	4.92%	2.58%
Class I Shares
Return before taxes	6.20%	8.35%	6.34%
Class U Shares
Return before taxes	4.83%	6.83%	3.62%
Lipper Absolute Return Funds Index(2) (reflects no deduction for taxes)	6.05%	2.42%	2.39%
S&P 500 Total Return Index(3) (reflects no deduction for fees, expenses, or taxes)	21.88%	15.80%	14.31%

(1)

The inception date of the Fund's Class A and U shares is February 26, 2010.  The inception date for the Fund's Class I shares is July 12, 2010.

(2)

The Lipper Absolute Return Funds Index is an equal-dollar-weighted index of the largest mutual funds within Lipper's Absolute Return Funds classification, which is defined as those funds that aim for positive returns in all market conditions.  The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark.  Inception date used is February 26, 2010.

(3)

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Inception date used is February 26, 2010.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for only one Class and after-tax returns for other Classes will vary.

The Survivor Fund had better performance than the Target Fund over the one-year, three-year and five-year periods ended June 30, 2018. The accounting survivor of the Reorganization will be the Survivor Fund.  As such, the Combined Fund will continue the performance history of the Survivor Fund after the closing of the Reorganization.

Management of the Funds

Investment Advisor

AmericaFirst Capital Management, LLC, a California limited liability company located at 300 Harding Blvd., Suite 215, Roseville, CA 95678, serves as advisor to the Funds.  The Advisor was formed in January 2007 and has been advising the Funds and Predecessor Funds since their inception.  As an SEC-registered investment adviser, management of the Funds is currently the Advisor's primary business.  Under the terms of the management agreement, the Advisor is responsible for formulating the Funds'

investment policies, making ongoing investment decisions and directing portfolio transactions.

Pursuant to an advisory agreement between the Funds and the Advisor, the Advisor is entitled to receive, on a monthly basis, an annual advisory fee equal to the following percentage of the respective Fund's average daily net assets.

Fund	Management Fee
(Target Fund)	1.00%
(Survivor Fund)	1.00%*

* Commencing on completion of reorganization, previously 1.25%.

Portfolio Manager

Rick Gonsalves is the co-founder and President of the Advisor.  Mr. Gonsalves co-founded the Advisor in January 2007.  He currently serves as the Advisor's President and Chief Executive Officer, positions he has held since the Advisor's inception.  Mr. Gonsalves has managed investment portfolios for over 20 years via numerous Broker/Dealer relationships.  Mr. Gonsalves has been the portfolio manager for the Funds since their inception.

The Combined Fund will have an annual advisory fee equal to 1.00% of its average daily net assets.

The Advisor is contractually limiting total annual operating expenses of the Target Fund and Survivor Fund through October 31, 2019 to ensure that total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes; and extraordinary expenses, such as litigation expenses, (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Advisor) as follows, expressed as a percentage of the Fund's average daily net assets.

Fund/Class	A	C	U	I	Contractual Period
(Survivor Fund)	2.45%	n/a	2.95%	1.50%	October 31, 2019
(Target Fund)	2.45%	2.95%	n/a	1.50%	October 31, 2019

These fee waivers and expense reimbursements are subject to possible recoupment from a Fund in future years on a rolling three year basis (within the three years after the end of the fiscal year during which fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Funds' Board of Trustees, on 60 days' written notice to the Advisor.  Fee waiver and reimbursement arrangements can decrease a Fund's expenses and boost its performance.  For the fiscal year ended June 30, 2018, the Advisor received a net advisory fee equal to 0.23% of the Target Fund's average daily net assets and a net advisory fee equal to 0.49% of Survivor Fund's average daily net assets.  A discussion regarding the basis for the Board of Trustees' approval of the Management Agreement is available in the Funds' annual shareholder report dated June 30, 2018.

Other Service Providers

The Funds use the same service providers.  The Board of Trustees supervises the business activities of the Trust. Like other registered investment companies, the Trust retains various organizations to perform specialized services. The Trust retains AmericaFirst Capital Management, LLC, located at 300 Harding Blvd., Suite 215, Roseville, CA 95678, as the investment adviser to the Trust.  Arbor Court Capital, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 is serving as the Fund's principal underwriter and acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions.  Mutual Shareholder Services, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 provides the Trust with transfer agent and accounting services.  Empirical Administration, LLC, located at 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147 provides the Trust with administration services.

Combined Fund.  Following the Reorganization, the Funds' current service providers will serve the Combined Fund.

Purchase, Redemption and Pricing of Fund Shares

The procedures for the purchase, redemption and pricing of Investor Class shares of the Target Fund and the Survivor Fund are similar.  Class A shares of the Target Fund have a maximum initial sales charge of 4.00%, while Class A shares of the Survivor Fund have a maximum initial sales charge of 5.00%.  Both have a maximum deferred sales charge of 1.00%.  Class C shares of the Target Fund have a maximum initial sales charge of 1.00%, while Class U shares of the Survivor Fund have a maximum initial sales charge of 2.50%.  Class C shares of the Target Fund have no deferred sales charge, while Class U shares of the Survivor Fund have a maximum deferred sales charge of 1.00%.  Class I shares of the Target Fund and the Survivor Fund have no initial or deferred sales charges.  All share classes of the Target Fund and the Survivor Fund are subject to a 1.00% redemption fee on shares sold within 90 days; and a $15 wire transfer fee for redemptions paid by wire.  The procedures for the pricing of shares of the Target Fund and the Survivor Fund are identical, except for initial sales charges and breakpoints.  Additional information about the purchase, redemption and pricing of the Fund's shares can be found in each Fund's prospectus.  Shares of a Fund may not be available for purchase in all states.

Class A Shares – Survivor Fund

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.  The up-front Class A sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $100,000	5.00%	5.26%	4.50%
$100,000 but less than $250,000	4.00%	4.17%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above (2)	0.00%	0.00%	0.00%

(1)

Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)

In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Class A Shares – Target Fund

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.  The up-front Class A sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.00%	4.17%	3.50%
$50,000 but less than $100,000	3.50%	3.63%	3.00%
$100,000 but less than $250,000	3.00%	3.09%	2.50%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.50%
$1,000,000 and above (2)	0.00%	0.00%	0.00%

(1)

Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)

In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.  The Funds' Advisor may advance to, or reimburse, a Fund such that it may pay a commission up to 1.00% to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more.  However, when such a payment is made, the respective Class A shares are subject to a contingent deferred sales charge (CDSC) as described above.

Class U Shares – Survivor Fund

You can buy Class U shares at the public offering price, which is the NAV plus an up-front sales charge.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class U shares acquired through reinvestment of dividends and capital gains distributions.  The up-front Class U sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price(1)	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $100,000	2.50%	2.56%	2.25%
$100,000 but less than $250,000	2.00%	2.04%	1.75%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 and above (2)	0.00%	0.00%	0.00%

(1)

Offering price includes the front-end sales load.  The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

(2)

In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).  If Class U shares are purchased load-waived (even though the purchase is below the $1 million breakpoint) when no dealer commission is paid, these shares are not subject to a 12 month 1% CDSC, and the dealer begins receiving the distribution and service (12b-1) fee at the time of purchase.  These shares are still subject to 90 day 1% redemption fee.

Class C Shares – Target Fund

Sales of Class C shares are subject to a 1.00% front-end sales charge.

Each Fund prices purchases based upon the next determined offering price (net asset value plus applicable sales load) or net asset value after your order is received.  The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business although they may be determined earlier in the event the NYSE closes prior to 4:00 p.m. (Eastern Time).  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding

((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Frequent Purchases and Redemption of Fund Shares

All share classes the Target Fund and the Survivor Fund are subject to a 1.00% redemption fee on shares sold within 90 days.

Dividends, Distributions And Taxes

Dividends and Distributions

The Funds typically distribute substantially all of their net investment income in the form of dividends and taxable capital gains to their shareholders.  These distributions are automatically reinvested in the Funds unless you request cash distributions on your application or through a written request to the Funds.  The Funds expect that its distributions will consist of both capital gains and dividend income.  The Funds will generally make distributions of their net realized capital gains (after any reductions for capital loss carry forwards) annually.  Additionally, the AmericaFirst Income Fund will generally make distributions of its net investment income quarterly, but may make such distributions as frequently as monthly.

Taxes

Unless you are investing in a Fund through an individual retirement account or an tax-exempt plan, you generally will be subject to federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions (whether such dividends or distributions are paid in cash or reinvested in additional shares) and will generally recognize gain or loss upon a redemption or exchange of your shares.

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income.  Distributions properly designated by a Fund as deriving from net capital gains are taxable as long-term capital gains regardless of how long you have held your shares.  Distributions in excess of a Fund's earnings and profits will be first treated as a return of a capital to the extent of your basis in your Fund shares and thereafter will be treated as gain from the sale of Fund shares.

The amount of the gain or loss upon a redemption or exchange of your shares is measured by the difference between your adjusted tax basis in the shares redeemed or exchanged and the amount of the proceeds received in exchange for such shares.  Any gain or loss arising from the redemption or exchange of shares generally is a capital gain or loss.  This capital gain or loss normally is treated as a long-term capital gain or loss if you have held your shares for more than one year at the time of such redemption or exchange; otherwise, it generally will be classified as short-term capital gain or loss.  If, however, you receive a capital gain dividend with respect to any share of a Fund, and if the share is sold before you have held it for at least six months, then any loss on the redemption or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.  Distributions declared in October, November, or December, payable to shareholders of record in one of those months, and actually paid in January of the following year will be treated as paid on December 31 of the preceding year.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes.  In that case, the Fund's yield on those securities would be decreased.  Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.  In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments.  As a result, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code.  A Fund's use of derivatives will also affect the amount, timing, and character of the Fund's distributions.

Because of tax law requirements, you must provide a Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid "back-up" withholding, which is currently imposed at a rate of approximately 28%.

Early in each calendar year, a Fund or your broker will notify you of the amount and tax status of distributions paid to you for the preceding year.  In addition, for shares acquired after January 1, 2012, a Fund or your broker will notify you of the amount of gain or loss recognized on any redemption or exchange of Fund shares.  For this purposes, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange.  If you do not select a method, a default method will be applied to the transactions.  Each Fund's default method is average cost, but your broker may use an alternative default method.  The cost basis method used on your account could significantly affect your taxes due and should be carefully considered.  You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Special tax rules apply to investments in a Fund through an individual retirement account or a tax-exempt plan.  You should consult a tax advisor to determine the suitability of a Fund as an investment for such individual retirement account or tax-exempt plan.

The tax considerations described in this section do not apply to non-U.S. investors.  Non-U.S. investors should consult their own tax advisor to discuss the tax consequences of an investment in a Fund by a non-U.S. investor.

The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in a Fund.  Because each investor's tax situation is unique, you should consult your tax advisor before investing in a Fund.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning a Fund's shares.  The Statement of Additional Information also has more information regarding the tax status of the Funds.

FINANCIAL HIGHLIGHTS

The fiscal year end of each Fund is June 30.  The audited financial highlights of the Target Fund and the Survivor Fund are included with this combined Prospectus/Information Statement as Exhibit B.

The financial highlights of the Target Fund and the Survivor Fund are also contained in: (i) the Annual Report to shareholders of the Target Fund and Survivor Fund for the fiscal year ended June 30, 2018, which have been audited by BBD, LLP, the Funds' registered independent public accounting firm.  The Annual Report, which has previously been sent to shareholders, is available on request and without charge by writing to the Funds at c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights,  OH 44147, by calling toll-free at 1-877-217-8363, or by visiting the Funds' website at http://americafirstfunds.com; and, with respect to the Target Fund and Survivor Fund, are incorporated by reference into this combined Prospectus/Information Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit A.

The Plan of Reorganization provides that substantially all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange for shares of the Survivor Fund.  The shares of the Survivor Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund's shares outstanding as of the close of trading on the New York Stock Exchange ("NYSE") on the Closing Date (as defined in Exhibit A) of the Reorganization

(the "Valuation Time"). Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute Survivor Fund shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the Survivor Fund shares to the Target Fund shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Survivor Fund.  Such newly-opened accounts on the books of Survivor Fund will represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan of Reorganization. See "Terms of the Reorganization" below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Target Fund will transfer to the Survivor Fund all of its assets in exchange solely for shares of the Survivor Fund.  The aggregate net asset value of the shares issued by the Survivor Fund will be equal to the value of the assets of the Target Fund transferred to the Survivor Fund as of the Closing Date, as determined in accordance with the Survivor Fund's valuation procedures, net of the liabilities of the Target Fund assumed by the Survivor Fund. The Target Fund expects to distribute the shares of the Survivor Fund to its shareholders promptly after the Closing Date.  Thereafter, the Target Fund will be terminated as a series of the Trust.

The Plan of Reorganization contains customary representations, warranties, and conditions.  The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of the Trust determines the Reorganization is inadvisable.  The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•

After the Reorganization, shareholders will be invested in a Combined Fund with a similar investment objective and similar principal investment strategies;

•

The same portfolio manager that currently manages each Fund will manage the Combined Fund following the closing of the Reorganization;

•

The historical performance of the Target Fund and the Survivor Fund, and the fact that the Survivor Fund has outperformed the Target Fund for the one-year, three-year, and five-year periods ended June 30, 2018;

•

Each Fund has (or will have) a management fee of 1.00% of the Fund's average daily net assets;

•

The Combined Fund resulting from the completion of the Reorganization may achieve certain operating efficiencies in the future from its larger net asset size;

•

The Combined Fund, as a result of economies of scale, may have a future lower ratio of expenses to average net assets than that of the Target Fund prior to the Reorganization;

•

The Reorganization is not expected to result in any tax consequence to shareholders; and

•

The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

After further discussion, the Board concluded that the merger of the Target Fund into the Survivor Fund was in the best interests of the Target Fund, as well as the Target Fund's shareholders, and that Target Fund's shareholders would not have their interests diluted as a result of the merger. The approval determinations were made on the basis of each Board member's business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Target Fund and the Survivor Fund in the Reorganization is intended to qualify for federal income tax purposes as a separate tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").  If so, neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization.  The tax basis of the Survivor Fund shares received will be the same as the basis of the Target Fund shares exchanged and the holding period of the Survivor Fund shares received will include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization.  No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested.  Nevertheless, the sale of securities by the Target Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Reorganization.  Prior to the closing of the Reorganization, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the closings.  This distribution would be taxable to shareholders that are subject to tax.  Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of June 30, 2018, the Target Fund had unutilized federal tax capital loss carryforwards of $7,009,708 and the Survivor Fund had $4,492,840.

The final amount of unutilized capital loss carryover for the Target Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryforwards and the utilization of certain unrealized capital losses may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Survivor Fund.

Expenses of the Reorganization

The costs of the Reorganization will be borne by the Advisor.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Survivor Fund will establish a position for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

OTHER INFORMATION

Capitalization

The following table sets forth, as of June 30, 2018: (a) the unaudited capitalization of each Fund and (b) the unaudited pro forma combined capitalization of the Survivor Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.  No assurance can be given as to how many shares of the Survivor Fund will be received by Target Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received by Target Fund shareholders.

	Total Net Assets	Shares	Net Asset Value Per Share

Target Fund Class A	$3,971,698	641,293	$6.19
Survivor Fund Class A	$3,607,962	267,333	$13.50

Pro Forma Share Adjustment
Class A		294,123

Pro Forma - Survivor Fund
Survivor Fund Class A	$7,579,660	561,456	$13.50

	Total Net Assets	Shares	Net Asset Value Per Share

Target Fund Class C	$4,827,800	776,220	$6.22
Survivor Fund Class U	$2,666,140	205,451	$12.98

Pro Forma Share Adjustment
Class C for Class U		371,894

Pro Forma - Survivor Fund
Survivor Fund Class U	$7,493,940	577,345	$12.98

	Total Net Assets	Shares	Net Asset Value Per Share

Target Fund Class I	$238,031	39,178	$6.08
Survivor Fund Class I	$1,000,576	69,974	$14.30

Pro Forma Share Adjustment
Class I		16,642

Pro Forma - Survivor Fund
Survivor Fund Class I	$1,238,607	86,616	$14.30

Shareholder Information.

As of November 14, 2018, there were 581,465.812 Class A shares, 729,159.384 Class C shares, and 37,919.396 Class I shares of the Target Fund outstanding.  None of the Trustees or officers of the Trust directly owned shares of the Target Fund.  As of November 14, 2018, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Name and Address of Owner	Percent (%) of Class A
LPL Financial Attn: Mutual Fund OPS P.O. Box 509046 San Diego, CA 92150-9046	19.39%

Pershing LLC. One Pershing Plaza New Jersey, NJ 07399	24.75%

Stifel Nicholaus & Co., Inc. 501 N. Broadway St. Louis, MO 63103	12.67%

Name and Address of Owner	Percent (%) of Class C
American Enterprise Investment Services, Inc. 707 Second Ave., South Minneapolis, MN 55474	15.76%

Pershing LLC. One Pershing Plaza New Jersey, NJ 07399	33.11%

Wells Fargo Clearing Services, LLC One North Jefferson Ave. St. Louis, MO 63103	7.41%

Name and Address of Owner	Percent (%) of Class I
LPL Financial Attn: Mutual Fund OPS P.O. Box 509046 San Diego, CA 92150-9046	15.36%

Stifel Nicholaus & Co., Inc. 501 N. Broadway St. Louis, MO 63103	62.53%

As of November 14, 2018, there were 266,597.314 Class A shares, 195,847.265 Class U shares, and 148,566.303 Class I shares of the Survivor Fund outstanding.  None of the Trustees or officers of the Trust directly owned shares of the Survivor Fund.  As of November 14, 2018, no person was known by the Survivor Fund to own beneficially or of record 5% or more of any class of shares of the Survivor Fund except as follows:

Name and Address of Owner	Percent (%) of Class I
LPL Financial Attn: Mutual Fund OPS P.O. Box 509046 San Diego, CA 92150-9046	69.22%

National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210	9.74%

Stifel Nicholaus & Co., Inc. 501 N. Broadway St. Louis, MO 63103	7.18%

Name and Address of Owner	Percent (%) of Class U
LPL Financial Attn: Mutual Fund OPS P.O. Box 509046 San Diego, CA 92150-9046	26.70%

Pershing LLC. One Pershing Plaza New Jersey, NJ 07399	32.00%

Stifel Nicholaus & Co., Inc. 501 N. Broadway St. Louis, MO 63103	16.05%

Name and Address of Owner	Percent (%) of Class A
National Financial Services, LLC 200 Seaport Blvd. Boston, MA 02210	9.65%

Pershing LLC. One Pershing Plaza New Jersey, NJ 07399	26.79%

Stifel Nicholaus & Co., Inc. 501 N. Broadway St. Louis, MO 63103	12.24%

Wells Fargo Clearing Services, LLC One North Jefferson Ave. St. Louis, MO 63103	24.30%

Shareholder Rights and Obligations

Both the Target Fund and Survivor Fund are series of the Trust, a statutory trust organized under the laws of the state of Delaware.  Under the Trust's declaration of trust, the Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares.  The shares of each series of the Trust have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Survivor Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the Survivor Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act.  Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of any Funds should send such proposal to the Funds at c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights,  OH 44147.  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of November 19, 2018, among AMERICAFIRST QUANTITATIVE FUNDS, a Delaware trust, with its principal place of business at 300 Harding Blvd., Suite 215, Roseville, CA  95678 (the "Trust"), on behalf of AmericaFirst Quantitative Strategies Fund, a series of the Trust (the "Target Fund") and on behalf of AmericaFirst Tactical Alpha Fund, a series of the Trust (the "Survivor Fund"); (each Target Fund and Survivor Fund is sometimes referred to herein as a "Fund"); and with respect to Paragraph 6, AmericaFirst Capital Management, LLC ("Adviser"). Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, "Obligations") of and by each Fund and of and by the Trust of which that Fund is a series, on that Fund's behalf shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Trust of which that Fund is a series, on that Fund's behalf, and (3) in no event shall any other series of the Trust (including another series thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.

The Trust wishes to effect a reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended ("Code") (all "section" references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations").  The reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Target Fund to the Survivor Fund in exchange solely for (a) shares of beneficial interest of the Survivor Fund ("Survivor Fund Shares"), as described herein, and (b) the assumption by the Survivor Fund of all liabilities of the Target Fund, and (2) the subsequent distribution of the corresponding Survivor Fund Shares (which shall then constitute all of the assets of the Target Fund) pro rata to the shareholders in exchange for their shares of beneficial interest of the Target Fund (the "Target Fund Shares") in complete liquidation thereof, and (3) terminating the Target Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Target Fund and its corresponding Survivor Fund being referred to herein collectively as a "Reorganization").

The Trust's board of trustees (the "Board"), in each case including a majority of the trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) ("Non-Interested Persons") of the Trust, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on the Funds' behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target Fund's issued and outstanding shares consist of Class A shares, Class C shares and Class I shares ("Target Fund Shares"). Survivor Fund's issued and outstanding shares consist of Class A shares, Class U shares and Class I shares ("Survivor Fund Shares").

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1. Subject to the requisite approvals and the terms and conditions set forth herein, Target Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Survivor Fund.  In exchange therefor, Survivor Fund shall:

(a) issue and deliver to Target Fund, as applicable, the number of full and fractional (all references herein to "fractional" shares meaning fractions rounded to the third decimal place) Survivor Fund Shares having an aggregate net asset value ("NAV") equal to the aggregate NAV of all full and fractional Target Fund Shares then outstanding; where Class A shares of the Target Fund will receive Class A shares of the Survivor Fund; Class C shares of the Target Fund will receive Class U shares of the Survivor Fund; and Class I shares of the Target Fund will receive Class I shares of the Survivor Fund.

(b) assume all of Target Fund's liabilities described in paragraph 1.3 ("Liabilities").

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Target Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Target Fund's books at that time.

1.3 The Liabilities shall consist of all of Target Fund's liabilities, whether known or unknown, accrued or contingent, debts, obligations, and duties existing at the Effective Time, including Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Target Fund pursuant to paragraph 6).

1.4  At the Effective Time (or as soon thereafter as is reasonably practicable), the Target Fund shall distribute the Survivor Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a "Shareholder"), in proportion to their Target Fund Shares then held of record and in constructive exchange therefor, and will completely liquidate. That distribution shall be accomplished by the Trust's transfer agent opening accounts on Survivor Fund's shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Survivor Fund Shares to those newly opened and existing accounts. Each Shareholder's newly opened or existing account shall be credited with the respective pro rata number of full and fractional Survivor Fund Shares due that Shareholder. The aggregate NAV of Survivor Fund Shares to be so credited to each Shareholder's account shall equal the aggregate NAV of the Target Fund Shares that Shareholder owned at the Effective Time.

1.5

(a)

The value of the Target Fund's net assets (the assets to be acquired by the Survivor Fund hereunder, net of liabilities assumed by the Survivor Fund) shall be the value of such net assets computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Target Fund's then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(b)

For purposes of the Reorganization, the net asset value per share of the Survivor Fund Shares by relevant class shall be equal to the Survivor Fund's net asset value per share by relevant class computed as of the close of business on the Closing Date, using the valuation procedures set forth in the Survivor Fund's prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

(c)

All computations of value and NAV shall be made by Mutual Shareholder Services, LLC, accounting agent for the Funds, in accordance with its regular practice in pricing the shares and assets of each Fund.

1.6  Any transfer taxes payable on the issuance and transfer of Survivor Fund Shares in a name other than that of the registered holder on Target Fund's shareholder records of the Target Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7  Any reporting responsibility of Target Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that Survivor Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8  After the Effective Time, Target Fund shall not conduct any business except in connection with its dissolution and termination.  As soon as reasonably practicable after distribution of the Survivor Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) Target Fund shall be terminated as a series of Trust and (b) Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect Target Fund's complete dissolution.

2.  CLOSING AND EFFECTIVE TIME

2.1 Unless the parties agree otherwise, all acts necessary to consummate the Reorganization ("Closing") shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or about December 27, 2018 ("Effective Time").  The Closing shall be held at the offices of Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights,  OH 44147.

2.2  Trust shall direct the custodian of Target Fund's assets to deliver at the Closing a certificate of an authorized officer ("Certificate") stating and verifying that (a) the Assets it holds will be transferred to Survivor Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target Fund to Survivor Fund, as reflected on Survivor Fund's books immediately after the Effective Time, does or will conform to that information on Target Fund's books immediately before the Effective Time.

2.3  Trust shall direct its transfer agent to deliver at the Closing (a) to Trust, a Certificate (1) verifying that Target Fund's shareholder records contain each Shareholder's name and address and the number of full and fractional outstanding Target Fund Shares that each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on Survivor Fund's shareholder records in the names of the Shareholders and (b) to Trust, a confirmation, or other evidence satisfactory to Trust, that the Survivor Fund Shares to be credited to Target Fund at the Effective Time have been credited to Target Fund's account on those records.

2.4  Trust shall deliver to Trust and Adviser, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Target Fund's books at an estimated fair market value provided by an authorized pricing vendor for Target Fund.

2.5  At the Closing, the Trust shall deliver, on behalf of each Fund, as applicable, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the Trust or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.  REPRESENTATIONS AND WARRANTIES

3.1  Trust, on Target Fund's behalf, represents and warrants as follows:

(a) Trust (1) is a Trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware ("Delaware Law"), and, if legally required, its Declaration of Trust is on file with the Office of the Secretary of State of Delaware ("Secretary"), (2) is duly registered under the 1940 Act as an open-end management Trust, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)  Target Fund is a duly established and designated series of Trust;

(c)   The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Trust's Board; and this Agreement constitutes a valid and legally binding obligation of Trust, with respect to Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)  At the Effective Time, Trust will have good and marketable title to the Assets for Target Fund's benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to "securities loans," as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, Trust, on Survivor Fund's behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended ("1933 Act");

(e)  Trust, with respect to Target Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Trust's Declaration of Trust, or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an "Undertaking") to which Trust, on Target Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Trust, on Target Fund's behalf, is a party or by which it is bound;

(f)  At or before the Effective Time, either (1) all material contracts and other commitments of Target Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or Survivor Fund's assumption of any liabilities of Target Fund thereunder will be made, without either Fund's incurring any penalty with respect thereto and without diminishing or releasing any rights Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)  No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust's knowledge, threatened against Trust, with respect to Target Fund or any of its properties or assets attributable or allocable to Target Fund, that, if adversely determined, would materially and adversely affect Target Fund's financial condition or the conduct of its business; and Trust, on Target Fund's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target Fund's business or Trust's ability to consummate the transactions contemplated hereby;

(h)  Target Fund's Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a "Statement") at and for the fiscal year ended June 30, 2018, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States ("GAAP"); and those Statements present fairly, in all material respects, Target Fund's financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i)  Since June 30, 2018, there has not been any material adverse change in Target Fund's financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Target Fund Share due to declines in market values of securities Target Fund holds, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by its shareholders shall not constitute a material adverse change;

(j)  All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, "Returns") of Target Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Trust's knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)   Target Fund is classified as an association that is taxable as a corporation, for federal tax purposes; Target Fund is a "fund" (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), Target Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code ("Subchapter M") for qualification as a regulated Trust ("RIC") and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; Target Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Target Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)   All issued and outstanding Target Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target Fund's shareholder records, as provided in paragraph 2.3; and Target Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Fund Shares, nor are there outstanding any securities convertible into any Target Fund Shares;

(m) Target Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)  Target Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of Target Fund's total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p)  Target Fund's current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)  The information to be furnished by Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. ("FINRA")) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 (as defined in paragraph 3.3(a) will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r)  The Declaration of Trust permit Trust to vary its shareholders' investment; Trust does not have a fixed pool of assets; and each series thereof (including the Target Fund) is a managed portfolio of securities, and Adviser has the authority to buy and sell securities for the Target Fund;

(s)  Target Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to Trust;

(t)  The Survivor Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(u)  At the Closing, at least 33 1/3% of Target Fund's portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of Survivor Fund, and Target Fund will not alter its portfolio in connection with the Reorganization to meet this 33 1/3% threshold.  Target Fund did not enter into any line of business as part of the plan of reorganization;

(v)  To the best of the knowledge of Target Fund's management, (i) there is no plan or intention by Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders' ownership of Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of Target Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;

(w)  During the five-year period ending on the Closing Date, neither Target Fund nor any person related (as defined in section 1.368-1(e)(4) of the Treasury Regulations without regard to 1.368-1(e)(4)(i)) to Target Fund will have (i) acquired Target Fund Shares with consideration other than Survivor Fund Shares or Target Fund Shares, except in the ordinary course of Target Fund's business as an open-end Trust pursuant to section 22(e) of the 1940 Act; or (ii) made distributions with respect to Target Fund Shares except for (A) normal, regular dividend distributions made pursuant to the historic dividend paying practice of Target Fund, and (B) distributions and dividends declared and paid in order to ensure Target Fund's continuing qualification as a regulated Trust and to avoid the imposition of fund-level tax; and

(x)  There is no intercorporate indebtedness existing between Survivor Fund and Target Fund that was issued, acquired, or will be settled at a discount.

3.2 Trust, on Survivor Fund's behalf, represents and warrants as follows:

(a)  Trust (1) is a Trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware ("Delaware Law"), and, if legally required,  its Declaration of Trust is on file with the Office of the Secretary of State of Delaware ("Secretary"), (2) is duly registered under the 1940 Act as an open-end management Trust, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)  Survivor Fund is a duly established and designated series of Trust.

(c)  The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Trust's Board; and this Agreement constitutes a valid and legally binding obligation of Trust, with respect to Survivor Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)  All issued and outstanding Survivor Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; and Survivor Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Survivor Fund Shares, nor are there outstanding any securities convertible into any Survivor Fund Shares. All of the Survivor Fund Shares to be issued and delivered to Trust, for the account of the Target Fund shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Survivor Fund Shares and be fully paid and non-assessable by Trust;

(e) No consideration other than Survivor Fund Shares (and Survivor Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)  Trust, with respect to Survivor Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Trust's Declaration of Trust, or any Undertaking to which Trust, on Survivor Fund's behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Trust, on Survivor Fund's behalf, is a party or by which it is bound;

(g)  No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Trust's knowledge, threatened against Trust, with respect to Survivor Fund or any of its properties or assets attributable or allocable to Survivor Fund, that, if adversely determined, would materially and adversely affect Survivor Fund's financial condition or the conduct of its business; and Trust, on Survivor Fund's behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Survivor Fund's business or Trust's ability to consummate the transactions contemplated hereby;

(h)  Survivor Fund is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes; Survivor Fund is a "fund" (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; for each taxable year of its operation (including its current taxable year), Survivor Fund has met (and for that year will meet) the requirements of Part I of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, Survivor Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and Survivor Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)  There is no plan or intention for Survivor Fund to be dissolved or merged into another statutory or business trust or a Trust or any "fund" thereof (as defined in section 851(g)(2)) following the Reorganization;

(j)  Assuming the truthfulness and correctness of Trust's representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of Survivor Fund's total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(k)  Immediately after the Effective Time, Survivor Fund will not be under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A));

(l)  The information to be furnished by Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m)  The Declaration of Trust permits Trust to vary its shareholders' investment; Trust will not have a fixed pool of assets; and each series thereof (including the Survivor Fund) will be a managed portfolio of securities, and investment adviser will have the authority to buy and sell securities for the Survivor Fund;

(n)  Survivor Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Target Fund immediately prior to the Reorganization. For purposes of this representation, amounts paid by Target Fund to dissenters, amounts used by Target Fund to pay Target Fund's Reorganization expenses, amounts paid by Target Fund to shareholders who receive cash or other property, and all redemptions and distributions (except redemptions in the ordinary course of Target Fund's business as an open-end investment company pursuant to section 22(e) of the 1940 Act and regular, normal dividends) made by Target Fund immediately preceding the Reorganization will be included as assets of Target Fund held immediately prior to the Reorganization;

(o)  Survivor Fund has no plan or intention to reacquire any of Survivor Fund Shares issued in the Reorganization, except in the ordinary course of its business as an open-end Trust pursuant to section 22(e) of the 1940 Act;

(p)  Survivor Fund is in the same line of business as Target Fund preceding the Reorganization for purposes of Treasury Regulations section 1.368-1(d)(2). Following the Reorganization, Survivor Fund will continue such line of business or use a significant portion of Target Fund's portfolio assets in a business, and Survivor Fund has no plan or intention to change such line of business. Survivor Fund did not enter into any line of business as part of the plan of reorganization.  At the Closing, at least 33 1/3% of Target Fund's portfolio assets (by fair market value) will meet the investment objectives, strategies, policies, risks and restrictions of Survivor Fund. Survivor Fund has no plan or intention to change any of its investment objectives, strategies, policies, risks and restrictions after the Reorganization;

(q)  To the best of the knowledge of Survivor Fund's management, (i) there is no plan or intention by Target Fund shareholders to sell, exchange, redeem, or otherwise dispose of a number of Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization, that would reduce the Target Fund shareholders' ownership of Target Fund Shares (or equivalent Survivor Fund Shares) to a number of shares that was less than 50 percent of the number of Target Fund Shares outstanding prior to the Closing; and (ii) there is no plan or intention by any shareholder owning 5% or more of the Target Fund Shares to sell, exchange, redeem, or otherwise dispose of any Target Fund Shares (or Survivor Fund Shares received in the Reorganization), in connection with the Reorganization;

(r)  There is no plan or intention for Survivor Fund or any person related (as defined in Treasury Regulations section 1.368-1(e)(4)) to Survivor Fund, to acquire or redeem any of the Survivor Fund Shares issued in the Reorganization, either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions by Survivor Fund in the ordinary course of its business as an open-end Trust pursuant to section 22(e) of the 1940 Act; and

(s)  There is no intercorporate indebtedness existing between Survivor Fund and Target Fund that was issued, acquired, or will be settled at a discount.

3.3  Trust, on behalf of the Target Fund, and Trust, on behalf of the Survivor Fund, respectively, hereby further covenant as follows:

(a)  No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on either Fund's behalf, except for (1) Trust's filing with the Commission of an information statement relating to the Reorganization hereunder, and any supplement or amendment thereto ("Information Statement") (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)  The fair market value of the Survivor Fund Shares each Shareholder receives will be equal to the fair market value of its Target Fund Shares it actually or constructively surrenders in exchange therefor;

(c)  The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)  The fair market value of the Assets will equal or exceed the Liabilities to be assumed by Survivor Fund and those to which the Assets are subject;

(e)  None of the compensation received by any Shareholder who or that is an employee of or service provider to Target Fund will be separate consideration for, or allocable to, any of the Target Fund Shares that Shareholder holds; none of the Survivor Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services; and

(f)  No expenses incurred by Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by Survivor Fund, Adviser, or any other third party unless those expenses are solely and directly related to the Reorganization

(determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than Survivor Fund Shares will be transferred to Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

4.  COVENANTS

4.1 Trust covenants to take all action necessary to obtain approval of the transactions contemplated hereby.

4.2 Trust covenants to prepare the Information Statement in compliance with applicable federal and state securities laws.

4.3  Trust covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), it deems necessary or desirable in order to vest in, and confirm to, (a) Trust, on Survivor Fund's behalf, title to and possession of all the Assets, and (b) Trust, on Target Fund's behalf, title to and possession of the Survivor Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4  Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue Survivor Fund's operations after the Effective Time.

4.5  Subject to this Agreement, Trust covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties on behalf of the other Fund contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Board, on behalf of each Fund;

5.2  All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit Trust to carry out the transactions contemplated hereby.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties;

5.3  At the Effective Time, no action, suit, or other proceeding shall be pending (or, to Trust's best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4  Prior to the Closing, Target Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to Target Fund Shareholders all of Target Fund's Trust taxable income for all taxable periods ending at the Effective Time (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods ending at the Effective Time (after reduction for any capital loss carryforward).

5.5  At any time before the Closing, Trust may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2 and 5.4) if, in the judgment of the Board, that waiver will not have a material adverse effect on the applicable Fund's shareholders' interests.

6.  EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Adviser Fund shall bear the entirety of the total Reorganization Expenses.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Target Fund's prospectus supplements and the Information Statement, and printing and distributing the Information Statement including any exhibits thereto, (2) legal and accounting fees, (3) transfer taxes for foreign securities and (4) any and all incremental Blue Sky fees.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund's disqualification as a RIC.

7.  ENTIRE AGREEMENT; NO SURVIVAL

Trust, on behalf of the Target Fund, and Trust on behalf of the Survivor Fund, has not made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement of Trust, on behalf of the Target Fund, and

Trust on behalf of the Survivor Fund.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.  TERMINATION

This Agreement may be terminated at any time at or before the Closing with respect to the applicable Reorganization by resolution of either the Board, on behalf of the Target Fund, or the Board, on behalf of the Survivor Fund, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Target Fund or the Survivor Fund, respectively. Any such termination resolution will be effective when made.

9.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Trust, on behalf of the Target Fund, and Trust, on behalf of the Survivor Fund.

10.  SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.  MISCELLANEOUS

11.1  This Agreement shall be governed by and construed in accordance with Delaware Law, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2  Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or Trust other than Trust, on Survivor Fund's behalf, or Trust, on Target Fund's behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3  Notice is hereby given that this instrument is executed and delivered on behalf of Trust's directors solely in their capacities as directors, and not individually, and that Trust's obligations under this instrument are not binding on or enforceable against any of its directors, officers, shareholders, or series other than the applicable Fund but are only binding on and enforceable against its property attributable to and held for the benefit of such applicable Fund ("Fund's Property") and not Trust's property attributable to and held for the benefit of any other series thereof.  Trust, in asserting any rights or claims under this Agreement on its or a Fund's behalf, shall look only to the corresponding Fund's Property in settlement of those rights or claims and not to the property of any other series of Trust or to those directors, officers, or shareholders.

11.4  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by Trust, on behalf of Target Fund, and Trust on behalf of Survivor Fund.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[Remainder of This Page Intentionally Left Blank]

[Signature Page to Follow]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

AMERICAFIRST QUANTITATIVE FUNDS, on behalf of AMERICAFIRST QUANTITATIVE STRATEGIES FUND

By:

/s/ Rick Gonsalves

President

AMERICAFIRST QUANTITATIVE FUNDS, on behalf of AMERICAFIRST TACTICAL ALPHA FUND

By:

/s/ Rick Gonsalves

President

SOLELY FOR THE PURPOSES OF PARAGRAPH 6 OF THIS AGREEMENT,

AMERICAFIRST CAPITAL MANAGEMENT, LLC

By:

/s/ Rick Gonsalves

President

EXHIBIT B

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown.  Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the Funds has been derived from the financial statements audited by BBD, LLP, whose report along with each Fund's financial statements are included in the Funds' June 30, 2018 annual report which are available upon request.

AmericaFirst Quantitative Strategies Fund - Class A Financial Highlights Selected data for a share outstanding throughout each year presented.
	Years Ended
	6/30/2018	6/30/2017		6/30/2016		6/30/2015	6/30/2014
Net Asset Value, at Beginning of Year	$ 5.66	$ 5.37		$ 5.98		$ 6.97	$ 6.29

From Investment Operations:
Net Investment Income *	(0.00) (c)	0.02		0.07		0.11	0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.53	0.44		(0.58)		(0.53)	1.10
Total from Investment Operations	0.53	0.46		(0.51)		(0.42)	1.24

Distributions from:
Net Investment Income	-	(0.17)		(0.10)		(0.11)	(0.11)
Net Realized Gain	-	-		-		(0.46)	(0.45)
Total Distributions	-	(0.17)		(0.10)		(0.57)	(0.56)

Paid in Capital From Redemption Fees (c)	-	-		-		-	-

Net Asset Value, at End of Year	$ 6.19	$ 5.66		$ 5.37		$ 5.98	$ 6.97

Total Return (a)	9.36%	8.64%	***	(8.64)%	***	(6.29)%	20.34%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 3,972	$ 5,980		$ 12,288		$ 28,403	$ 40,419
Before Waiver/Reimbursement:
Ratio of Expenses to Average Net Assets (b)(d)	2.58%	2.79%	**	2.29%	**	1.66%	1.76%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)(d)	(0.58)%	(0.45)%	**	0.77%	**	1.59%	1.88%
After Waiver/Reimbursement:
Ratio of Expenses to Average Net Assets (b)(d)	1.96%	2.05%	**	1.93%	**	1.51%	1.50%
Ratio of Net Investment Income to Average Net Assets (b)(d)	0.04%	0.30%	**	1.13%	**	1.74%	2.14%
Portfolio Turnover	852.98%	340.20%		418.06%		349.12%	306.73%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b) These ratios exclude the impact of the expenses of the underlying acquired funds.

(c) Less than $0.01 per share.

(d) Ratio of interest and dividends on securities sold short included were 0.03%, 0.16%, 0.34%, 0.01%, and 0.00%, respectively.

* Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

** The ratios include 0.36% for the year ended June 30, 2017, and 0.07% for the year ended June 30, 2016 attributed to legal fees and de-conversion fees outside the expense limitation (see note 3).

*** Includes the effects of legal fees and de-conversion fees incurred outside of the expense limitation agreement. Excluding these expenses, total return would have been 9.02% and (8.57)%, respectively.

AmericaFirst Quantitative Strategies Fund - Class C Financial Highlights Selected data for a share outstanding throughout each year presented.
Years Ended
	6/30/2018		6/30/2017		6/30/2016		6/30/2015		6/30/2014

Net Asset Value, at Beginning of Year	$ 5.71		$ 5.35		$ 5.93		$ 6.93		$ 6.26

From Investment Operations:
Net Investment Income (Loss) *	(0.02)		(0.02)		0.03		0.06		0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.53		0.44		(0.59)		(0.53)		1.11
Total from Investment Operations	0.51		0.42		(0.56)		(0.47)		1.20

Distributions from:
Net Investment Income	-		(0.06)		(0.02)		(0.07)		(0.08)
Net Realized Gain	-		-		-		(0.46)		(0.45)
Total Distributions	-		(0.06)		(0.02)		(0.53)		(0.53)

Paid in Capital From Redemption Fees	-	(c)	-	(c)	-		-	(c)	-	(c)

Net Asset Value, at End of Year	$ 6.22		$ 5.71		$ 5.35		$ 5.93		$ 6.93

Total Return (a)	8.93%		7.92%	***	(9.43)%	***	(6.99)%		19.62%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 4,828		$ 7,094		$ 15,225		$ 31,964		$ 37,773
Before Waiver/Reimbursement:
Ratio of Expenses to Average Net Assets (b)(d)	3.33%		3.55%	**	3.05%	**	2.41%		2.50%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)(d)	(1.30)%		(1.19)%	**	0.07%	**	0.84%		1.09%
After Waiver/Reimbursement:
Ratio of Expenses to Average Net Assets (b)(d)	2.43%		2.80%	**	2.69%	**	2.26%		2.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)(d)	(0.39)%		(0.44)%	**	0.43%	**	0.99%		1.34%
Portfolio Turnover	852.98%		340.20%		418.06%		349.12%		306.73%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b) These ratios exclude the impact of the expenses of the underlying acquired funds.

(c) Less than $0.01 per share.

(d) Ratio of interest and dividends on securities sold short included were 0.03%, 0.16%, 0.34%, 0.01%, and 0.00%, respectively.

* Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

** The ratios include 0.36% for the year ended June 30, 2017, and 0.07% for the year ended June 30, 2016 attributed to legal fees and de-conversion fees outside the expense limitation (see note 3).

*** Includes the effects of legal fees and de-conversion fees incurred outside of the expense limitation agreement. Excluding these expenses, total return would have been 8.30% and (9.36)%, respectively.

AmericaFirst Quantitative Strategies Fund - Class I Financial Highlights Selected data for a share outstanding throughout each year or period or year presented.
	Years Ended						Period Ended	(f)
	6/30/2018		6/30/2017		6/30/2016		6/30/2015
Net Asset Value, at Beginning of Period/Year	$ 5.57		$ 5.33		$ 5.97		$ 6.19

From Investment Operations:
Net Investment Income *	0.00	(c)	0.04		0.07		0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.51		0.39		(0.59)		(0.18)
Total from Investment Operations	0.51		0.43		(0.52)		(0.15)

Distributions from:
Net Investment Income	-		(0.19)		(0.12)		(0.07)
Total Distributions	-		(0.19)		(0.12)		(0.07)

Paid in Capital From Redemption Fees	-	(c)	-	(c)	-		-

Net Asset Value, at End of Period/Year	$ 6.08		$ 5.57		$ 5.33		$ 5.97

Total Return (a)	9.16%		8.31%	***	(8.68)%	***	(2.37)%	(e)

Ratios/Supplemental Data:
Net Assets at End of Period/Year (Thousands)	$ 238		$ 120		$ 41		$ 44
Before Waiver/Reimbursement:
Ratio of Expenses to Average Net Assets (b)(g)	2.29%		2.89%	**	2.23%	**	1.37%	(d)
Ratio of Net Investment Income (Loss) to Average Net Assets (b)(g)	(0.72)%		0.45%	**	1.20%	**	1.08%	(d)
After Waiver/Reimbursement:
Ratio of Expenses to Average Net Assets (b)(g)	1.77%		2.65%	**	2.09%	**	1.37%	(d)
Ratio of Net Investment Income (Loss) to Average Net Assets (b)(g)	(0.19)%		0.70%	**	1.34%	**	1.08%	(d)
Portfolio Turnover	852.98%		340.20%		418.06%		349.12%	(e)

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions.

(b) These ratios exclude the impact of the expenses of the underlying acquired funds.

(c) Less than $0.01 per share.

(d)  Annualized.

(e) Not Annualized.

(f) The AmericaFirst Quantitative Strategies Fund Class I commenced operations on December 31, 2014.

(g) Ratio of interest and dividends on securities sold short included were 0.03%, 0.13%, 0.34%, and 0.01%, respectively.

* Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

** The ratios include 0.36% for the year ended June 30, 2017, and 0.07% for the year ended June 30, 2016 attributed to legal fees and de-conversion fees outside the expense limitation (see note 3).

*** Includes the effects of legal fees and de-conversion fees incurred outside of the expense limitation agreement. Excluding these expenses, total return would have been 8.89% and (8.61)%, respectively.

AmericaFirst Tactical Alpha Fund - Class A Financial Highlights Selected data for a share outstanding throughout each year presented.
	Years Ended
	6/30/2018		6/30/2017		6/30/2016		6/30/2015		6/30/2014

Net Asset Value, at Beginning of Year	$ 12.32		$ 11.87		$ 11.71		$ 12.01		$ 9.29

From Investment Operations:
Net Investment Loss *	(0.09)		(0.06)		(0.21)		(0.01)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.27		0.51		0.37		(0.29)		2.76
Total from Investment Operations	1.18		0.45		0.16		(0.30)		2.72

Paid in Capital From Redemption Fees	-	(c)	-		-	(c)	-	(c)	-	(c)

Net Asset Value, at End of Year	$ 13.50		$ 12.32		$ 11.87		$ 11.71		$ 12.01

Total Return (a)	9.58%		3.79%	***	1.37%	***	(2.50)%		29.28%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 3,608		$ 4,183		$ 6,045		$ 7,191		$ 8,672
Before Waiver/ Reimbursement:
Ratio of Expenses to Average Net Assets (b)(d)	3.20%		4.00%	**	4.68%	**	3.44%		3.04%
Ratio of Net Investment Loss to Average Net Assets (b)(d)	(1.30)%		(1.54)%	**	(2.93)%	**	(0.84)%		(0.96)%
After Waiver/ Reimbursement:
Ratio of Expenses to Average Net Assets (b)(d)	2.59%		2.98%	**	3.62%	**	2.71%		2.45%
Ratio of Net Investment Loss to Average Net Assets (b)(d)	(0.69)%		(0.52)%	**	(1.87)%	**	(0.11)%		(0.37)%
Portfolio Turnover	794.40%		354.88%		333.49%		529.08%		374.70%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b) These ratios exclude the impact of the expenses of the underlying acquired funds.

(c) Less than $0.01 per share.

(d) Ratio of interest and dividends on securities sold short included were 0.00%, 0.06%, 1.13%, 0.25%, and 0.01%, respectively.

* Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

** The ratios include 0.45% for the year ended June 30, 2017, and 0.07% for the year ended June 30, 2016 attributed to legal fees and de-conversion fees outside the expense limitation (see note 3).

*** Includes the effects of legal fees and de-conversion fees incurred outside of the expense limitation agreement. Excluding these expenses, total return would have been 4.21% and 1.44%, respectively.

AmericaFirst Tactical Alpha Fund - Class U Financial Highlights Selected data for a share outstanding throughout each year presented.
	Years Ended
	6/30/2018		6/30/2017		6/30/2016		6/30/2015		6/30/2014

Net Asset Value, at Beginning of Year	$ 11.91		$ 11.52		$ 11.43		$ 11.78		$ 9.15

From Investment Operations:
Net Investment Loss *	(0.15)		(0.12)		(0.27)		(0.07)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.22		0.51		0.36		(0.28)		2.72
Total from Investment Operations	1.07		0.39		0.09		(0.35)		2.63

Paid in Capital From Redemption Fees	-	(c)	-		-	(c)	-	(c)	-	(c)

Net Asset Value, at End of Year	$ 12.98		$ 11.91		$ 11.52		$ 11.43		$ 11.78

Total Return (a)	8.98%		3.39%	***	0.79%	***	(2.97)%		28.74%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 2,666		$ 3,331		$ 4,262		$ 6,012		$ 7,966
Before Waiver/ Reimbursement:
Ratio of Expenses to Average Net Assets (b)(d)	3.96%		4.80%	**	5.20%	**	3.94%		3.54%
Ratio of Net Investment Loss to Average Net Assets (b)(d)	(2.08)%		(2.31)%	**	(3.47)%	**	(1.34)%		(1.47)%
After Waiver/ Reimbursement:
Ratio of Expenses to Average Net Assets (b)(d)	3.10%		3.50%	**	4.15%	**	3.20%		2.95%
Ratio of Net Investment Loss to Average Net Assets (b)(d)	(1.21)%		(1.01)%	**	(2.42)%	**	(0.61)%		(0.88)%
Portfolio Turnover	794.40%		354.88%		333.49%		529.08%		374.70%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions and excludes all sales charges.

(b) These ratios exclude the impact of the expenses of the underlying acquired funds.

(c) Less than $0.01 per share.

(d) Ratio of interest and dividends on securities sold short included were 0.00%, 0.07%, 1.13%, 0.25%, and 0.01%, respectively.

* Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

** The ratios include 0.45% for the year ended June 30, 2017, and 0.07% for the year ended June 30, 2016 attributed to legal fees and de-conversion fees outside the expense limitation (see note 3).

*** Includes the effects of legal fees and de-conversion fees incurred outside of the expense limitation agreement. Excluding these expenses, total return would have been 3.82% and 0.86%, respectively.

AmericaFirst Tactical Alpha Fund - Class I Financial Highlights Selected data for a share outstanding throughout each year presented.
	Years Ended
	6/30/2018		6/30/2017		6/30/2016		6/30/2015		6/30/2014

Net Asset Value, at Beginning of Year	$ 12.94		$ 12.37		$ 12.03		$ 12.22		$ 9.39

From Investment Operations:
Net Investment Income (Loss) *	0.03		0.03		(0.08)		0.10		0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.33		0.54		0.42		(0.29)		2.78
Total from Investment Operations	1.36		0.57		0.34		(0.19)		2.83

Paid in Capital From Redemption Fees	-	(c)	-		-	(c)	-	(c)	-	(c)

Net Asset Value, at End of Year	$ 14.30		$ 12.94		$ 12.37		$ 12.03		$ 12.22

Total Return (a)	10.51%		4.61%	***	2.83%	***	(1.55)%		30.14%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,001		$ 378		$ 308		$ 653		$ 1,121
Before Waiver/ Reimbursement:
Ratio of Expenses to Average Net Assets (b)(d)	2.87%		4.00%	**	4.21%	**	2.91%		2.55%
Ratio of Net Investment Loss to Average Net Assets (b)(d)	(0.98)%		(1.38)%	**	(2.55)%	**	(0.33)%		(0.27)%
After Waiver/ Reimbursement:
Ratio of Expenses to Average Net Assets (b)(d)	1.66%		2.39%	**	2.28%	**	1.75%		1.81%
Ratio of Net Investment Income (Loss) to Average Net Assets (b)(d)	0.24%		0.22%	**	(0.63)%	**	0.83%		0.47%
Portfolio Turnover	794.40%		354.88%		333.49%		529.08%		374.70%

(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions.

(b) These ratios exclude the impact of the expenses of the underlying acquired funds.

(c) Less than $0.01 per share.

(d) Ratio of interest and dividends on securities sold short included were 0.00%, 0.08%, 1.13%, 0.25%, and 0.01%, respectively.

* Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

** The ratios include 0.45% for the year ended June 30, 2017, and 0.07% for the year ended June 30, 2016 attributed to legal fees and de-conversion fees outside the expense limitation (see note 3).

*** Includes the effects of legal fees and de-conversion fees incurred outside of the expense limitation agreement. Excluding these expenses, total return would have been 5.17% and 2.90%, respectively.

STATEMENT OF ADDITIONAL INFORMATION

DECEMBER 20, 2018

RELATING TO THE REORGANIZATION OF

AMERICAFIRST QUANTITATIVE STRATEGIES FUND

WITH AND INTO

AMERICAFIRST TACTICAL ALPHA FUND,

EACH A SERIES OF AMERICAFIRST QUANTITATIVE FUNDS FUND

300 Harding Blvd., Suite 215

Roseville, CA  95678

1-877-217-8363

This Statement of Additional Information is not a prospectus but should be read in conjunction with the combined Prospectus/Information Statement dated December 20, 2018 (the "Combined Prospectus/Information Statement") for the Survivor Fund and the Target Fund, each a series of AmericaFirst Quantitative Funds (the "Trust").  Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to the AmericaFirst Quantitative Funds at c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights,  OH 44147 or by calling 1-877-217-8363.  Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but that is not included in the Combined Prospectus/Information Statement.  As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of the liabilities, of the Target Fund in exchange for shares of the Survivor Fund.  The Target Fund would distribute the Survivor Fund shares it receives to its shareholders in complete liquidation of the Target Fund.

The Funds will furnish, without charge, a copy of their most recent Annual Report.  Requests should be directed to AmericaFirst Quantitative Funds at c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights,  OH 44147 or by calling 1-877-217-8363.

1

TABLE OF CONTENTS

ADDITIONAL INFORMATION ABOUT THE FUNDS

2

PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

3

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each of the Survivor Fund and the Target Fund, each a series of the Trust, is contained in and incorporated by reference to the Statement of Additional Information dated November 1, 2018, as it may be amended and/or supplemented from time to time.  Management's discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for the Funds are contained in the Funds' Annual Report for the fiscal year ended June 30, 2018 and are incorporated in this Statement of Additional Information by reference.  No other parts of the Funds' Annual Report are incorporated by reference in this Statement of Additional Information.

Pro Forma Financial Information

(Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated.  These pro forma numbers have been estimated in good faith based on information regarding the Target Fund and Survivor Fund as of June 30, 2018 using the fees and expenses information as shown in the Combined Prospectus/Information Statement.  The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Target Fund and Survivor Fund, which are available in their annual shareholder reports.

2

Pro Forma Schedule of Investments

			AmericaFirst Quantitative/Tactical/ Combination Fund
			Pro Forma Schedule of Investments
			June 30, 2018

Quantitative Shares	Tactical Shares	Combination Shares		Quantitative Value	Tactical Value	Combination Value

			COMMON STOCK - 83.68%

			Accident & Health Insurance - 0.77%
2,938	-	2,938	Aflac, Inc.	$ 126,393	$ -	$ 126,393

			Air Conditioner & Warm Air Heating Equipment & Commercial & Industrial Refrigeration Equipment - 1.84%

-	4,364	4,364	AAON, Inc.	-	145,103	145,103
-	773	773	Lennox International, Inc.	-	154,716	154,716
				-	299,819	299,819
			Air Transportation, Scheduled - 0.71%
80,929	-	80,929	AMR Corp. * (a)	80,929	-	80,929
504	-	504	United Continental Holdings, Inc. *	35,144	-	35,144
				116,073	-	116,073
			Airports, Flying Fields & Airport Terminal Services - 0.27%

3

1,066	-	1,066	Grupo Aeroportuario del Centro Norte SAB de CV (Mexico)	44,399	-	44,399

			Beverages - 0.21%
1,480	-	1,480	Embotelladora Andina SA Class B ADR	34,070	-	34,070

			Books:Publishing or Publishing & Printing - 0.43%
6,024	-	6,024	Pearson Plc. ADR	69,878	-	69,878

			Bottled & Canned Soft Drinks Carbonated Waters - 0.26%
476	-	476	Fomento Economico Mexicano SAB de CV (Mexico)	41,788	-	41,788

			Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties - 1.43%
1,169	2,538	3,707	The Kraft Heinz Co.	73,437	159,437	232,874

			Canned, Fruits, Vegetables & Preserves, Jams & Jellies - 0.76%
1,161	-	1,161	The J.M. Smucker Co.	124,784	-	124,784

			Cement, Hydraulic - 0.27%
3,736	-	3,736	Cementos Pacasmayo S.A.A ADR	43,273	-	43,273

			Cigarettes - 0.41%
1,184	-	1,184	Altria Group, Inc.	67,239	-	67,239

			Cogeneration Services & Small Power Producers - 0.46%
5,536	-	5,536	The AES Corp.	74,238	-	74,238

			Commercial Banks, Nec - 0.68%
947	-	947	BanColombia SA ADR	45,248	-	45,248
869	-	869	Royal Bank of Canada (Canada)	65,436	-	65,436
				110,684	-	110,684

4

			Communication Services, Nec - 0.45%
4,408	-	4,408	Intelsat SA (Luxembourg) *	73,437	-	73,437

			Computer & Office Equipment - 0.29%
2,109	-	2,109	HP, Inc.	47,853	-	47,853

			Computer Communications Equipment - 0.67%
2,528	-	2,528	Cisco Systems, Inc.	108,780	-	108,780

			Computer Storage Devices - 1.89%
676	-	676	NetApp, Inc.	53,086	-	53,086
1,397	1,892	3,289	Western Digital Corp.	108,142	146,460	254,602
				161,228	146,460	307,688
			Deep Sea Foreign Transportation of Freight - 0.37%
5,935	-	5,935	Seaspan Corp. (Hong Kong)	60,418	-	60,418

			Electrical Work - 0.96%
-	2,053	2,053	EMCOR Group, Inc.	-	156,398	156,398

			Electric & Other Services Combined - 1.52%
1,151	-	1,151	Ameren Corp.	70,038	-	70,038
1,692	-	1,692	Exelon Corp.	72,079	-	72,079
1,308	-	1,308	Public Service Enterprise Group, Inc.	70,815	-	70,815
911	-	911	SCANA Corp.	35,092	-	35,092
				248,024	-	248,024
			Electric Services - 1.24%
821	-	821	Entergy Corp.	66,329	-	66,329
1,966	-	1,966	FirstEnergy Corp.	70,599	-	70,599
2,142	-	2,142	NRG Energy, Inc.	65,759	-	65,759
				202,687	-	202,687
			Electromedical & Electrotherapeutic Apparatus - 0.31%
512	-	512	LivaNova Plc. (United Kingdom) *	51,108	-	51,108

5

			Electronic Components & Accessories - 0.21%
326	-	326	Hubbell, Inc.	34,471	-	34,471

			Finance Services - 0.41%
677	-	677	American Express Co.	66,346	-	66,346

			Fire, Marine & Casualty Insurance - 1.17%
285	-	285	Everest Re Group Ltd. (Bermuda)	65,687	-	65,687
1,373	-	1,373	The Allstate Corp.	125,314	-	125,314
				191,001		191,001
			Food & Kindred Products - 2.47%
5,417	3,940	9,357	Conagra Brands, Inc.	193,549	140,776	334,325
1,689	-	1,689	Mondelez International, Inc. Class A	69,249	-	69,249
				262,798	140,776	403,574
			Grain Mill Products - 2.09%
3,008	-	3,008	General Mills, Inc.	133,134	-	133,134
541	1,336	1,877	Ingredion, Inc.	59,889	147,895	207,784
				193,023	147,895	340,918
			Heavy Construction Other Than Building Construction - Contractors - 1.00%
-	9,134	9,134	KBR, Inc.	-	163,681	163,681

			Hospital & Medical Service Plans - 3.20%
375	870	1,245	Aetna, Inc.	68,813	159,645	228,458
282	669	951	Anthem, Inc.	67,124	159,242	226,366
227	-	227	Humana, Inc.	67,562	-	67,562
				203,499	318,887	522,386
			Hotels & Motels - 1.30%
919	-	919	Las Vegas Sands Corp.	70,175	-	70,175
-	1,115	1,115	Marriott International, Inc.	-	141,159	141,159
				70,175	141,159	211,334
			Industrial Organic Chemicals - 1.63%
748	-	748	LyondellBasell Industries NV	82,168	-	82,168
-	13,125	13,125	FutureFuel Corp.	-	183,881	183,881
				82,168	183,881	266,049

6

			Investment Advice - 0.75%
322	-	322	Ameriprise Financial, Inc.	45,041	-	45,041
2,402	-	2,402	Apollo Global Management LLC. Class A	76,552	-	76,552
				121,593	-	121,593
			Laboratory Analytical Instruments - 0.41%
910	-	910	PerkinElmer, Inc.	66,639	-	66,639

			Life Insurance - 0.90%
24,745	-	24,745	Aegon NV (Netherlands)	146,490	-	146,490

			Metal Cans - 0.83%
-	3,031	3,031	Crown Holdings, Inc. *	-	135,668	135,668

			Metal Mining - 0.62%
980	-	980	BHP Billiton Ltd. ADR	49,010	-	49,010
2,975	-	2,975	Freeport-McMoRan, Inc.	51,349	-	51,349
-	2,778	2,778	Rio Tinto Plc. ADR	100,359	154,124	100,359

			Millwood, Veneer, Plywood & Structural Wood Members - 0.92%
-	4,029	4,029	Masco Corp.	-	150,765	150,765

			Mining, Quarrying of Nonmetallic Minerals (No Fuels) - 0.97%
-	6,224	6,224	Teck Resources Ltd. (Canada)	-	158,401	158,401

			Miscellaneous Manufacturing Industries - 0.94%
-	3,266	3,266	Hillenbrand, Inc.	-	153,992	153,992

			Motor Vehicle Parts & Accessories - 0.97%
-	3,913	3,913	Allison Transmission Holdings, Inc.	-	158,437	158,437

			Motor Vehicles & Passenger Car Bodies - 0.38%
5,537	-	5,537	Ford Motor Co.	61,295	-	61,295

7

			National Commercial Banks - 1.98%
2,539	-	2,539	Ally Financial, Inc.	66,700	-	66,700
1,262	-	1,262	BB&T Corp.	63,655	-	63,655
616	-	616	JPMorgan Chase & Co.	64,187	-	64,187
3,549	-	3,549	Regions Financial Corp.	63,101	-	63,101
997	-	997	SunTrust Banks, Inc.	65,822	-	65,822
				323,465	-	323,465
			Natural Gas Transmission - 0.43%
2,601	-	2,601	The Williams Cos., Inc.	70,513	-	70,513

			Office Furniture - 1.02%
-	4,894	4,894	Herman Miller, Inc.	-	165,907	165,907

			Operative Builders - 0.87%
-	4,932	4,932	PulteGroup, Inc.	-	141,795	141,795

			Paperboard Containers & Boxes - 0.26%
750	-	750	WestRock Co.	42,765	-	42,765

			Personal Credit Institutions - 0.22%
1,835	-	1,835	Santander Consumer USA Holdings, Inc.	35,030	-	35,030

			Petroleum Refining - 2.16%
1,973	-	1,973	CVR Energy, Inc.	72,981	-	72,981
606	-	606	Phillips 66	68,060	-	68,060
614	1,293	1,907	Valero Energy Corp.	68,050	143,303	211,353
				209,091	143,303	352,394
			Pharmaceutical Preparations - 2.80%
683	1,467	2,150	AbbVie, Inc.	63,280	135,918	199,198
3,731	7,329	11,060	Valeant Pharmaceuticals International, Inc. *	86,708	170,326	257,034
				149,988	306,244	456,232
			Plastics Products, Nec - 2.31%
-	2,735	2,735	Armstrong World Industries, Inc. *	-	172,852	172,852
2,431	5,505	7,936	Newell Brands, Inc.	62,696	141,974	204,670
				62,696	314,826	377,522

8

			Plastics, Materials, Synthetic Resins & Nonvulcan Elastomers - 1.16%
436	-	436	Eastman Chemical Co.	43,583	-	43,583
-	2,057	2,057	Trinseo SA	-	145,944	145,944
				43,583	145,944	189,527
			Poultry Slaughtering & Processing - 2.27%
4,526	-	4,526	Pilgrims Pride Corp. *	91,108	-	91,108
588	-	588	Sanderson Farms, Inc.	61,828	-	61,828
945	2,206	3,151	Tyson Foods, Inc.	65,063	151,883	216,946
				217,999	151,883	369,882
			Primary Smelting & Refining of Nonferrous Metals - 0.22%
2,584	-	2,584	Vedanta Ltd. ADR	35,142	-	35,142

			Printed Circuit Boards - 0.43%
2,528	-	2,528	Jabil, Inc.	69,924	-	69,924

			Radio Telephone Communications - 0.81%
3,740	-	3,740	TELUS Corp. (Canada)	132,807	-	132,807

			Retail-Apparel & Accessory Stores - 0.25%
1,830	-	1,830	Hanesbrands, Inc.	40,297	-	40,297

			Retail-Auto Dealers & Gasoline Stations - 0.45%
698	-	698	Casey's General Stores, Inc.	73,346	-	73,346

			Retail-Department Stores - 0.73%
548	-	548	Kohl's Corp.	39,949	-	39,949
2,124	-	2,124	Macy's, Inc.	79,501	-	79,501
				119,450	-	119,450
			Retail-Drug Stores & Proprietary Stores - 0.41%
873	-	873	Express Scripts Holding Co. *	67,404	-	67,404

			Retail-Eating & Drinking Places - 0.82%
1,113	-	1,113	Dunkin' Brands Group, Inc.	76,875	-	76,875

9

1,155	-	1,155	Starbucks Corp.	56,422	-	56,422
				133,297	-	133,297
			Retail-Eating Places - 3.38%
735	1,670	2,405	Jack In The Box, Inc.	62,563	142,150	204,713
426	904	1,330	McDonald's Corp.	66,750	141,648	208,398
-	1,760	1,760	Yum! Brands, Inc.	-	137,667	137,667
				129,313	421,465	550,778
			Retail-Family Clothing Stores - 1.10%
-	1,188	1,188	The Children's Place, Inc.	-	143,510	143,510
1,124	-	1,124	The Gap, Inc.	36,406	-	36,406
				36,406	143,510	179,916
			Retail-Variety Stores - 0.41%
772	-	772	Walmart, Inc.	66,122	-	66,122

			Rubber & Plastics Footwear - 1.61%
-	1,647	1,647	Deckers Outdoor Corp. *	-	185,930	185,930
969	-	969	Nike, Inc. Class B	77,210	-	77,210
				77,210	185,930	263,140
			Savings Institution, Federally Chartered - 0.41%
1,650	-	1,650	Bofl Holding, Inc. *	67,502	-	67,502

			Security & Commodity Brokers, Dealers, Exchanges & Services - 0.58%
290	-	290	CME Group, Inc. Class A	47,537	-	47,537
400	-	400	T. Rowe Price Group, Inc.	46,436	-	46,436
				93,973	-	93,973
			Security Brokers, Dealers & Flotation Companies - 0.27%
87	-	87	BlackRock, Inc.	43,416	-	43,416

			Semiconductors & Related Devices - 0.84%
837	-	837	Daqo New Energy Corp. ADR *	29,747	-	29,747
2,143	-	2,143	Intel Corp.	106,529	-	106,529
				136,276	-	136,276
			Services-Business Services, Nec - 2.51%

10

948	-	948	Akamai Technologies, Inc. *	69,422	-	69,422
259	-	259	Mastercard, Inc.	50,899	-	50,899
535	1,134	1,669	Visa, Inc. Class A	70,861	150,198	221,059
838	-	838	Worldpay, Inc. Class A *	68,532	-	68,532
				259,714	150,198	409,912
			Services-Commercial Physical & Biological Research - 0.43%
699	-	699	IQVIA Holdings, Inc. *	69,774	-	69,774

			Services-Computer Processing & Data Preparation - 1.37%
943	2,076	3,019	Fiserv, Inc. *	69,867	153,811	223,678

			Services-Computer Programming Services - 1.95%
3,827	8,495	12,322	Infosys Ltd. ADR	74,359	165,058	239,417
570	-	570	VeriSign, Inc. *	78,329	-	78,329
				152,688	165,058	317,746
			Services-General Medical & Surgical Hospitals, Nec - 0.84%
701	-	701	HCA Healthcare, Inc.	71,923	-	71,923
590	-	590	Universal Health Services, Inc.	65,750	-	65,750
				137,673	-	137,673
			Services-Personal Services - 0.33%
2,389	-	2,389	H&R Block, Inc.	54,421	-	54,421

			Services-Prepackaged Software - 3.22%
822	-	822	Atlassian Corp. Plc. Class A (Australia) *	51,391	-	51,391
2,913	4,314	7,227	CA, Inc.	103,848	153,794	257,642
2,403	-	2,403	Changyou.com Ltd. Class A ADR	40,058	-	40,058
1,205	-	1,205	Mimecast Ltd. *	49,658	-	49,658
1,348	-	1,348	SS&C Technologies Holdings, Inc.	69,961	-	69,961
920	-	920	Talend SA ADR *	57,298	-	57,298
				372,214	153,794	526,008
			Ship & Boat Building & Repairing - 1.22%
331	738	1,069	General Dynamics Corp.	61,702	137,571	199,273

11

			Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.77%
1,441	-	1,441	Church & Dwight Co., Inc.	76,604	-	76,604
1,185	2,635	3,820	Unilever NV (United Kingdom)	66,028	146,822	212,850
				142,632	146,822	289,454
			State Commercial Banks - 0.35%
1,993	-	1,993	Fifth Third Bancorp.	57,199	-	57,199

			Sugar & Confectionery Products - 0.41%
722	-	722	The Hershey Co.	67,189	-	67,189

			Telephone Communications (No Radio Telephone) - 1.38%
3,688	-	3,688	Orange SA ADR	61,479	-	61,479
5,151	-	5,151	Turkcell Iletisim Hizmetleri AS ADR	33,688	-	33,688
2,596	-	2,596	Verizon Communications, Inc.	130,605	-	130,605
				225,772	-	225,772
			Wholesale-Drugs Proprietaries & Druggists' Sundries - 1.65%
1,272	2,670	3,942	Herbalife Nutrition Ltd. *	68,332	143,432	211,764
426	-	426	Mckesson Corp.	56,828	-	56,828
				125,160	143,432	268,592
			Wholesale-Electronic Parts & Equipment, Nec - 0.21%
455	-	455	Arrow Electronics, Inc. *	34,252	-	34,252

			Wholesale-Groceries & Related Products - 0.47%
271	-	271	Domino's Pizza, Inc.	76,468	-	76,468

			TOTAL COMMON STOCK (Cost $14,299,612) - 83.68%	7,863,388	5,941,273	13,650,537

			EXCHANGE TRADED FUNDS - 13.74%
-	45,079	45,079	Invesco DB Energy Fund *	-	769,949	769,949
6,671	-	6,671	iShares 10-20 Year Treasury Bond ETF	876,369	-	876,369
-	9,522	9,522	ProShares UltraShort MSCI Brazil Capped ETF *	-	594,744	594,744

12

			TOTAL EXCHANGE TRADED FUNDS (Cost $1,926,409) - 13.74%	876,369	1,364,693	2,241,062

			LIMITED PARTNERSHIPS - 0.91%

			Investment Advice - 0.44%
2,542	-	2,542	AllianceBernstein Holding L.P.	72,574	-	72,574

			Motor Vehicle Parts & Accessories - 0.47%
1,069	-	1,069	Icahn Enterprises L.P.	75,963	-	75,963

			TOTAL LIMITED PARTNERSHIPS (Cost $128,882) - 0.91%	148,537	-	148,537

			VENTURE CAPITAL FUND - 2.25%
-	-	-	Moneta Ventures Fund II L.P. * (a)(b)	219,677	146,451	366,128
			TOTAL VENTURE CAPITAL FUND (Cost $339,396) - 2.25%	219,677	146,451	366,128

			REAL ESTATE INVESTMENT TRUSTS - 1.34%
3,941	-	3,941	New Residential Investment Corp.	68,928	-	68,928
1,952	-	1,952	Pebblebrook Hotel Trust	75,738	-	75,738
5,792	-	5,792	Retail Properties of America, Inc. Class A	74,022	-	74,022
			TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $208,386) - 1.34%	218,688	-	218,688

			TOTAL INVESTMENTS IN SECURITIES, AT VALUE (Cost $16,902,685) - 101.92%	9,326,659	7,452,417	16,624,952

			LIABILITIES LESS OTHER ASSETS - (1.92)%	(289,130)	(177,739)	(312,745)

			NET ASSETS - 100.00%	$ 9,037,529	$ 7,274,678	$16,312,207

* Represents non-income producing security during the period.
ADR - American Depositary Receipt

13

The accompanying notes are an integral part of these financial statements.
(a) Indicates an illiquid and fair valued security.
(b) Represents investment in a non-unitized venture capital fund. Accordingly, share quantity is not applicable.
The accompanying notes are an integral part of these financial statements.

14

Pro Forma Statement of Operations

AmericaFirst Quantitative Funds
Pro Forma Statements of Operations
For the Year Ended June 30, 2018

Investment Income:	Quantitative Strategies Fund	Tactical Alpha Fund	Pro Forma Adjustment	Tactical Alpha Fund
Dividend Income	$ 199,673	$ 126,472		$ 326,145
(foreign tax witholding: $4,175; $1,208; and $5,383, respectively)
Other Income	1,182	334		1,516
Interest Income	16,285	11,582		27,867
Total Investment Income	217,140	138,388		355,528

Expenses:
Advisory Fees	108,168	91,455	(18,291)	181,332
Distribution (12b-1) Fees:
Class A	12,209	9,443		21,652
Class U	-	30,142		30,142
Class C	57,081	-		57,081
Transfer Agent & Administration Fees	38,113	26,549	(14,234)	50,428
Shareholder Service Fees	9,841	8,754		18,595
Chief Compliance Officer Fees	11,254	12,424	(11,723)	11,955
Registration Fees	27,556	33,712	(29,435)	31,833
Audit Fees	13,750	13,749	(13,750)	13,749
Legal Fees	15,092	10,205	(12,500)	12,797
Insurance Fees	6,227	3,905	(4,280)	5,852
Miscellaneous Fees	3,876	2,735	(2,875)	3,736
Custodial Fees	8,385	7,397	(5,324)	10,458
Trustees Fees	2,649	2,060	(2,250)	2,459

15

Printing and Mailing	3,169	2,778	(2,750)	3,197
Dividend Expense on Securities Sold Short	3,668	-		3,668
Total Expenses	321,038	255,308	(117,412)	458,934
Fees Waived and Expenses Reimbursed by the Adviser	(83,203)	(55,436)	11,376	(127,263)
Net Expenses	237,835	199,872	(106,036)	331,671

Net Investment Income/(Loss)	(20,695)	(61,484)	106,036	23,857

Net Realized Gain/(Loss) on:
Investments in Securities & Foreign Currency Transactions	1,243,530	481,145		1,724,675
Long Term Capital Gain Distributions	5,743	-		5,743
Net Realized Gain	1,249,273	481,145		1,730,418

Net Change in Unrealized Appreciation/(Depreciation) on:
Investments in Securities & Foreign Currency Translations	(250,236)	211,608		(38,628)
Net Change in Unrealized Appreciation/(Depreciation)	(250,236)	211,608		(38,628)
Net Realized and Unrealized Gain	999,037	692,753		1,691,790

Net Increase in Net Assets Resulting from Operations	$ 978,342	$ 631,269		$1,609,611

The accompanying notes are an integral part of these financial statements.

16

Pro Forma Statement of Assets and Liabilities

AmericaFirst Quantitative Funds
Pro Forma Statements of Assets and Liabilities
June 30, 2018

	Quantitative Strategies Fund	Tactical Alpha Fund	Combination Fund
Assets:
Investments in Securities, at Value (Cost $9,799,053, $7,103,632, and $16,902,685 respectively)	$ 9,326,659	$ 7,452,417	$ 16,779,076
Cash	1,695	-
Receivables:
Dividends & Interest	11,916	4,996	16,912
Due from Adviser	3,060	-	3,060
Prepaid Expenses	18,701	13,088	31,789
Total Assets	9,362,031	7,470,501	16,832,532
Liabilities:
Payables:
Due to Custodian	301,213	173,905	475,118
Adviser Fees	-	1,142	1,142
Administration Fees	2,886	2,099	4,985
Distribution (12b-1) Fees	4,454	2,623	7,077
Trustee Fees	44	54	98
Servicing Fees	833	673	1,506
Accrued Expenses	15,072	15,327	30,399
Total Liabilities	324,502	195,823	520,325
Net Assets	$ 9,037,529	$ 7,274,678	$ 16,312,207

17

Net Assets Consist of:
Paid In Capital	$ 16,530,063	$ 1,652,060	$ 28,182,123
Accumulated Net Investment Loss	(6,078)	(50,127)	(56,205)
Accumulated Net Realized Gain (Loss) on Investments	(7,014,062)	(4,676,040)	(11,690,102)
Net Unrealized Appreciation (Depreciation) in Value of Investments	(472,394)	348,785	(123,609)
Net Assets	$ 9,037,529	$ 7,274,678	$ 16,312,207

Class A Shares
Net Assets	$ 3,971,698	$ 3,607,962	$ 7,579,660
Shares of beneficial interest outstanding (unlimited shares authorized at no par value)	641,293	267,333	561,456
Net asset value per share	$ 6.19	$ 13.50	$ 13.50
Minimum Redemption price per share (a)	$ 6.13	$ 13.36	$ 13.36
Short-term Redemption Price Per Share (d)	$ 6.13	$ 13.36	$ 13.36
Maximum offering price per share (b)	$ 6.45	$ 14.06	$ 14.06

Class I Shares
Net Assets	$ 238,031	$ 1,000,576	$ 1,238,607
Shares of beneficial interest outstanding (unlimited shares authorized at no par value)	39,178	69,974	86,616
Net asset value and offering price per share	$ 6.08	$ 14.30	$ 14.30
Minimum Redemption price per share (a)	$ 6.01	$ 14.16	$ 14.16

Class U Shares*
Net Assets		$ 2,666,140	$ 7,493,940
Shares of beneficial interest outstanding (unlimited shares authorized at no par value)		205,451	577,345
Net asset value per share		$ 12.98	$ 12.98
Minimum Redemption price per share (a)		$ 12.85	$ 12.85

18

Short-term Redemption Price Per Share (d)		$ 12.85	$ 12.85
Maximum offering price per share (c)		$ 13.31	$ 13.31

Class C Shares*
Net Assets	$ 4,827,800
Shares of beneficial interest outstanding (unlimited shares authorized at no par value)	776,220
Net asset value per share	$ 6.22
Minimum Redemption price per share (a)	$ 6.16
Maximum offering price per share (e)	$ 6.28

(a) A redemption fee of 1.00% is imposed in the event of certain redemption transactions occurring within 90 days of purchase.

(b) Maximum offering price includes a maximum front-end sales load of 5.00%; 5.00%; 4.00%; 5.00%; 5.00%; and 4.00%, respectively.

(c) Maximum offering price includes a maximum front-end sales load of 2.50%; 2.50%; 2.50%; 2.50%; and 2.00%, respectively.

(d) Investment in Class A and Class U shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge ("CDSC") on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(e) Maximum offering price includes a maximum front-end sales load of 1.00%.

* Combination U Class shares reflects conversion of C Class shares into U Class shares.

The accompanying notes are an integral part of these financial statements.

19

Notes to Pro Forma Financial Statements, June 30, 2018 (Unaudited)

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Target Fund into the Survivor Fund pursuant to an Agreement and Plan of Reorganization (the "Reorganization") as if the Reorganization occurred on June 30, 2018.

Note 2 — Basis of Pro Forma

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Survivor Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Survivor Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund, followed by the distribution of such shares to Target Fund shareholders in complete liquidation and termination of the Target Fund. The pro forma financial information has been adjusted to reflect the assumption that the Target Fund distributes any undistributed net investment income, if any, to its shareholders prior to the Reorganization. The Target Fund Class A shareholders would have received 294,123 Survivor Fund Class A shares had the Reorganization occurred on June 30, 2018.  The Target Fund Class C shareholders would have received 371,894 Survivor Fund Class U shares had the Reorganization occurred on June 30, 2018.  The Target Fund Class I shareholders would have received 16,642 Survivor Fund Class I shares had the Reorganization occurred on June 30, 2018.

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes. In accordance with accounting principles generally accepted in the United States of America, for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the Surviving Fund with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As of Date
AmericaFirst Quantitative Strategies Fund (Target)	$9,037,529	6-30-18
AmericaFirst Tactical Alpha Fund (Survivor)	$7,274,678	6-30-18
AmericaFirst Tactical Alpha Fund (Pro Forma Combined Fund)	$16,312,207	6-30-18

Note 3 — Pro Forma Expense Adjustments

20

The table below reflects adjustments to annual expenses made to the Pro Forma Combined Fund Statement of Operations financial information as if the Reorganization had taken place on June 30, 2018 after operating for one fiscal year using the fees and expenses information shown in the Proxy Statement/Prospectus.  The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Survivor Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information.  Percentages presented below are the increase (decrease) in expenses divided by the Pro Forma Combined Fund net assets presented in Note 2.  Actual results could differ from those estimates.  No other significant pro forma effects are expected to result from the Reorganization.  No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.  No significant changes to any existing contracts of the Survivor Fund are expected as a result of the Reorganization.

Pro forma adjustment to the investment advisory fee reflects the application of the Survivor Fund's management fee against the pro forma assets of the Survivor Fund post-merger.  All other pro forma adjustments reflect changes pursuant to economies of scale savings and/or the elimination of redundant fees or expenses.

Net Expenses Category	Fee & Expense Decrease	Percentage
Advisory Fees	$(18,291)	-0.10%
Transfer Agent & Administration Fees	$(14,234)	-0.08%
Chief Compliance Officer Fees	$(11,723)	-0.06%
Registration Fees	$(29,435)	-0.16%
Audit Fees	$(13,750)	-0.08%
Legal Fees	$(12,500)	-0.07%
Insurance Fees	$(4,280)	-0.02%
Miscellaneous Fees	$(2,875)	-0.02%
Custodial Fees	$(5,324)	-0.03%
Trustees Fees	$(2,250)	-0.01%
Printing and Mailing	$(2,750)	-0.02%
Total Pro Forma Net Expense Adjustment	$(117,412)	-0.65%

Note 4 — Accounting Survivor

The Survivor Fund will be the accounting survivor.  The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Survivor Fund.

Note 5 — Capital Loss Carryforwards

21

At June 30, 2018, the Target Fund had unutilized non-expiring federal tax short-term capital loss carryforwards of $6,271,322 and unutilized non-expiring federal tax long-term capital loss carryforwards of $738,386.  At June 30, 2018, the Survivor Fund had unutilized non-expiring federal tax short-term capital loss carryforwards of $3,468,468 and unutilized non-expiring federal tax long-term capital loss carryforwards of $1,024,372.  For net capital losses arising in taxable years beginning after December 22, 2010, a Fund will generally be able to carry-forward such capital losses indefinitely.

Note 6 – Costs Of Reorganization

The costs of the Reorganization will be borne by the Advisor.  The costs associated with the Reorganization will not have an effect on the net asset value per share of either Fund. The costs associated with the Reorganization are expected to be approximately $20,000.

22

Part C

Other Information

ITEM 15.  Indemnification

The Registrant's Agreement and Declaration of Trust (the "Agreement") provide, among other things, that the trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or distributor of the Registrant, nor shall any trustee be responsible for the act or omission of any other trustee, and the Registrant out of its assets may indemnify and hold harmless each trustee and officer of the Registrant from and against any and all claims, demands, costs, losses, expenses and damages whatsoever arising out of or related to such trustee's performance of his or her duties as a trustee or officer of the Registrant; provided that the trustees and officers of the Registrant shall not be entitled to an indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Investment Management Agreement the Registrant and the Advisor provides, among other things, that an investment adviser shall not be liable for any loss suffered by the Registrant with respect to its duties under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement ("disabling conduct"). In addition, the Registrant has agreed to indemnify the Advisor against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the investment adviser.

The Tri-Party Agreement for Distribution Services ("Agreement") with Arbor Court Capital, LLC ("ACC") provides that the Registrant agrees to indemnify, defend, and hold ACC, its officers and directors, and any person who controls ACC within the meaning of Section 15 of 1933 Act ("ACC entities"), free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigation or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) that ACC its officers, directors, or any such controlling person may incur under the 1933 Act, or under common law or otherwise, arising out of or based upon any (i) untrue statement of a material fact contained in the Registration Statement, Prospectus, SAI or sales literature, (ii) omission to state a material fact required to be stated in the either thereof or necessary to make the statements therein not misleading, or (iii) failure by the Registrant to comply with the terms of the Agreement; provided, that in no event shall anything contained herein be so construed as to protect ACC against any liability to the Registrant or its shareholders to which ACC would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Agreement.  The Agreement further provides that ACC agrees to indemnify, defend, and hold the Registrant, its officers and directors, and any person who controls the Registrant within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities, and expenses (including the cost of investigation or defending against such claims, demands, liabilities and any counsel fees incurred in connection therewith) that the Registrant, its directors or officers, or any such controlling person may incur under the 1933 Act, or under common law or otherwise, resulting from ACC's willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or arising out of or based upon any untrue statement of a material fact contained in information furnished in writing by ACC to the Registrant for use in the Registration Statement, Prospectus or SAI arising out of or based upon any omission to state a material fact in connection with such information required to be stated in either thereof or necessary to make such information not misleading.

ITEM 16.   Exhibits

(1) Agreement and Declaration of Trust.

(i) Certificate of Trust of AmericaFirst Quantitative Funds (the "Registrant") dated January 25, 2012, as filed with the Secretary of State of Delaware on February 17, 2012 and filed as exhibit 28(a)(1) to the Registrant's Initial Registration Statement on Form N-1A with the Securities and Exchange Commission ("SEC") on February 21, 2012 (the "Registration Statement") and incorporated herein by reference.

(ii) Amended and Restated Agreement and Declaration of Trust dated September 30, 2013, filed as exhibit 28(a)(2) to the Registration Statement on Form N-1A on October 25, 2013 is incorporated herein by reference.

(2) By-Laws. None.

(3) None.

(4) Agreement and Plan of Reorganization, dated November 16, 2018, is incorporated by reference to Exhibit A of Part A.

(5) Instruments Defining Rights of Security Holders.  See Article IV; Article IX, Section 10.3 and Section 11.3 of the Registrant's Amended and Restated Agreement and Declaration of Trust dated September 30, 2013, incorporated by reference above under (1)(ii).

(6) Investment Advisory

(i)  Supplemented, Amended And Restated Management Agreement dated October 31, 2016 between the Advisor and the Registrant filed as exhibit 28(d)(3) to the Registration Statement on Form N-1A on October 28, 2016 is incorporated herein by reference.

(ii)  Amended Appendix A, dated January 17, 2017, of Supplemented, Amended And Restated Management Agreement dated October 31, 2016, filed as exhibit 28(d)(1)(i) to the Registration Statement on Form N-1A on October 27, 2017, is incorporated herein by reference.

(iii) Amendment to Appendix A, filed herewith.

(7) Underwriting Agreement.

(i) Tri-Party Agreement for Distribution Services dated October 17, 2018 between Arbor Court Capital, LLC, the Registrant, and AmericaFirst Capital Management, LLC, filed as exhibit 28(e)(2) to the Registration Statement on Form N-1A on October 29, 2018, is incorporated herein by reference.

(ii) Form of Selling Agreement filed as exhibit 28(e)(2)(i) to the Registration Statement on Form N-1A on October 29, 2018, is incorporated herein by reference. is filed herewith.

(8) None

(9) Custody Agreement. Custody Agreement dated November 16, 2016 between Fifth Third Bank and the Registrant, filed as exhibit 28(g)(1) to the Registration Statement on Form N-1A on October 27, 2017, is incorporated herein by reference.

(10) Rule 12b-1 Plans and Rule 18f-3 Plan.

(i) Class A, Class C and Class U Distribution Plans and related agreement for the Registrant filed as exhibit 28(m) to pre-effective amendment no. 1 to the Registration Statement on Form N-1A on June 29, 2012 and incorporated herein by reference.

(ii) Amended Appendix A to Class A and Class U Distribution Plans, filed as exhibit 28(m)(1)(i) to the Registration Statement on Form N-1A on October 27, 2017, is incorporated herein by reference.

(iii) Rule 18f-3 Plan filed as exhibit 28(n) to pre-effective amendment no. 1 to the Registration Statement on Form N-1A on June 29, 2012 and incorporated herein by reference.

(iv) Amended Exhibit A to Rule 18f-3 Plan filed as exhibit 28(n)(1)(i) to the Registration Statement on Form N-1A on October 27, 2017, is incorporated herein by reference.

(11) Opinion and consent of Thompson Hine LLP is filed herewith.

(12) None.

(13) None.

(14) Consent of BBD, LLP is filed herewith.

(15)(a) Annual Report of the Registrant was filed on Form N-CSR on November 15, 2018 and is incorporated by reference herein.

(16) Powers of Attorney.  None.

ITEM 17.  Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Roseville, State of California on the 19th day of November, 2018.

AMERICAFIRST QUANTITATIVE FUNDS (Registrant)

By:

/s/ Rick Gonsalves

Rick Gonsalves

President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

AMERICAFIRST QUANTITATIVE FUNDS

/s/ Michael Gunning Michael Gunning	Trustee	November 19, 2018
/s/ Timothy Highland Timothy Highland	Trustee	November 19, 2018
/s/ Rick Gonsalves Rick Gonsalves	Trustee, President, and Principal Executive Officer	November 19, 2018
/s/ Umberto Anastasi Umberto Anastasi	Treasurer and Principal Financial Officer	November 19, 2018

Exhibits

(6)(iii)

Amendment to Appendix A

(11)

Opinion and consent of Thompson Hine LLP

(14)

Consent of BBD, LLP